UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Hartford Series Fund, Inc.
(Name of Registrant as Specified In Its Charter)

(specify)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Hartford Series Fund, Inc.

Hartford Advisers HLS Fund

Hartford Capital Appreciation HLS Fund

Hartford Disciplined Equity HLS Fund

Hartford Dividend and Growth HLS Fund

Hartford Equity Income HLS Fund

Hartford Fundamental Growth HLS Fund

Hartford Global Advisers HLS Fund

Hartford Global Equity HLS Fund

Hartford Global Growth HLS Fund

Hartford Global Health HLS Fund

Hartford Growth HLS Fund

Hartford High Yield HLS Fund

Hartford Index HLS Fund

Hartford International Growth HLS Fund

Hartford International Opportunities HLS Fund

Hartford International Small Company HLS Fund

Hartford MidCap HLS Fund

Hartford MidCap Value HLS Fund

Hartford Money Market HLS Fund

Hartford Small Company HLS Fund

Hartford Stock HLS Fund

Hartford Total Return Bond HLS Fund

Hartford Value HLS Fund

American Funds Asset Allocation HLS Fund

American Funds Blue Chip Income and Growth HLS Fund

American Funds Bond HLS Fund

American Funds Global Bond HLS Fund

American Funds Global Growth HLS Fund

American Funds Global Growth and Income HLS Fund

American Funds Global Small Capitalization HLS Fund

American Funds Growth HLS Fund

American Funds Growth-Income HLS Fund

American Funds International HLS Fund

American Funds New World HLS Fund

[December   , 2009]

Dear Contract Owners and Participants:

You are cordially invited to attend a Special Meeting of Shareholders (the “Meeting”) of the series (“Funds”) of Hartford Series Fund, Inc.( “Hartford Series Fund”) listed above. The Meeting will take place on February 12, 2010 at [           ] Eastern Time at the offices of HL Investment Advisors, LLC (“HL Advisors”), 200 Hopmeadow Street, Simsbury, Connecticut 06089.

At the Meeting, shareholders of Hartford Series Fund will be asked to vote on the matters listed in the attached Notice of Special Meeting of Shareholders.  As explained in the enclosed Proxy Statement, the purpose of the Meeting is: (i) to elect the two members of the Board of Directors of Hartford Series Fund who have not previously been elected by shareholders; and (ii) for each series of Hartford Series Fund (except the American Funds HLS Funds), to approve amendments to the Investment Management Agreement between each of the Funds and HL Advisors, the Funds’ investment manager. The purpose of the proposed amendments to the Investment Management Agreement is to combine the administrative services for each Fund with the management services for each Fund under a single agreement. The proposed amendments reflect (i) the services provided under the existing Investment Management Agreement and the services provided under the existing Administrative Services Agreement, and (ii) a new management fee equal to the total of the current management fee and the current administrative services fee. There would be no increase in the overall fees to shareholders.

We request that you complete the enclosed voting instruction card or proxy card for the upcoming Meeting.  The Board of Directors of Hartford Series Fund has reviewed and approved the proposals and recommends that you vote FOR the proposals.  The Proxy Statement provides more information on the proposals. Please read it carefully and return your completed voting instruction card or proxy card in the enclosed addressed, postage-paid envelope; or take advantage of the telephonic or internet voting procedures described in the Proxy Statement.  YOUR VOTE IS IMPORTANT.  If we do not hear from you after a reasonable period of time, you may receive a telephone call from a representative of The Hartford Financial Services Group, Inc. or from our proxy solicitor, Broadridge Financial Solutions, Inc., reminding you to vote.

Very truly yours,

/s/
Robert M. Arena, Jr.
PRESIDENT AND CHIEF EXECUTIVE OFFICER

IMPORTANT INFORMATION

WE ENCOURAGE YOU TO READ THE ENCLOSED PROXY STATEMENT.
HOWEVER, WE THOUGHT IT WOULD BE HELPFUL TO PROVIDE
BRIEF ANSWERS TO SOME QUESTIONS.

Q.  1.       WHAT PROPOSALS ARE SHAREHOLDERS BEING ASKED TO CONSIDER AT THE UPCOMING SPECIAL MEETING?

A.  1.       Shareholders are being asked to consider two separate matters.  First, shareholders are being asked to elect the two members of the Board of Directors of Hartford Series Fund, Inc. (“Hartford Series Fund”) who have not previously been elected by shareholders.  Second, shareholders of each series of Hartford Series Fund (except the American Funds HLS Funds) are being asked to approve amendments to the Investment Management Agreement between each of the Funds and HL Investment Advisors, LLC, the Funds’ investment manager.

Q.  2.       WHO ARE THE  CURRENT BOARD MEMBERS THAT SHAREHOLDERS ARE BEING ASKED TO ELECT?

A.  2.       Shareholders are being asked to consider the election of Lemma Senbet and John Walters as Directors.  Messrs. Senbet and Walters, each of whom currently serves as a Director, are the only members of the Board who have not previously been elected by shareholders, each having joined the Board subsequent to the last shareholder meeting at which Directors were elected in 2005.

Q. 3.        WHAT IS THE PURPOSE OF THE PROPOSED AMENDMENTS TO THE INVESTMENT MANAGEMENT AGREEMENT?

A. 3.        The purpose of the amendments is to combine the administrative services for each Fund with the management services for each Fund under a single agreement.  The proposed amendments to the Investment Management Agreement reflect: (i) the services provided under the existing Investment Management Agreement and the services provided under the existing Administrative Services Agreement; and (ii) a new management fee equal to the total of the current management fee and the current administrative services fee.

Q. 4.        WILL THE PROPOSED AMENDMENTS TO THE INVESTMENT MANAGEMENT AGREEMENT RESULT IN AN OVERALL FEE INCREASE FOR SHAREHOLDERS?

A  4.        No.  The proposed amendments, if approved by shareholders, will not result in an increase in the overall fees to shareholders.

Q. 5.        HAS THE BOARD OF DIRECTORS APPROVED THESE PROPOSALS?

A. 5.        The Board of Directors of Hartford Series Fund has reviewed and unanimously approved each of the proposals on which you are being asked to vote.  The Board recommends that you vote in favor of each proposal.

Q. 6.        HOW CAN I VOTE?

A. 6.        You can vote:

•         By mail: complete and return your proxy card in the enclosed pre-addressed postage-paid envelope.

•         By telephone: call the toll-free number listed on your proxy card and follow the recorded instructions.

•         By internet: log on to the website listed on your proxy card and follow the on-screen instructions.

Whichever method you choose, please take the time to read the Proxy Statement before you vote.

Q. 7.        WHEN SHOULD I VOTE?

A. 7.        Please vote as soon as possible.  You may submit your vote at any time before the date of the shareholder meeting.  Representatives of The Hartford Financial Services Group, Inc. (“The Hartford”) or Broadridge Financial Solutions, Inc., a firm authorized by The Hartford to assist in the solicitation of proxies, may be contacting you to urge you to vote on this important matter.

Q. 8.        WHERE CAN I OBTAIN ADDITIONAL INFORMATION ABOUT THIS PROXY STATEMENT?

A. 8.        For information about voting, please call toll free 1-866-450-8469.  To obtain additional information about the Proxy Statement or to view a copy of the Proxy Statement, please go to www.proxyweb.com on or after [                ], 2009.  You will need your proxy access code, which will be included on your proxy card, in order to view the Proxy Statement online.

To view or obtain a copy of the Hartford Series Fund’s most current Annual Report or Semi-Annual Report:

•      For variable life and annuity owners, please go to www.hartfordinvestor.com.  Or call:  1-800-862-6668 (if you are an Individual Annuity owner); 1-800-231-5453 (if you are a Variable Life owner).

•      Call 1-800-800-2000 (if you are a Union-Securities variable life insurance policy owner); 1-800-862-6668 (if you are a Hartford or Union-Securities variable annuity owner or a Union-Securities 403b owner).]

•      For employer-sponsored retirement programs, please go to retire.hartfordlife.com. Or call:  1-800-528-9009 (if you are the representative or participant of a Hartford-administered 457, 403(b) or 401(a) plan); 1-800-339-4015 (if you are a representative or owner of a Hartford-administered 401(k) plan).

•      Call 1-877-836-5854 (if you are a representative or owner of any other qualified retirement plan not administered by Hartford).

THE ATTACHED PROXY STATEMENT CONTAINS MORE DETAILED INFORMATION ABOUT EACH OF THE PROPOSALS.  PLEASE READ IT CAREFULLY

Hartford Series Fund, Inc.

Hartford Advisers HLS Fund

Hartford Capital Appreciation HLS Fund

Hartford Disciplined Equity HLS Fund

Hartford Dividend and Growth HLS Fund

Hartford Equity Income HLS Fund

Hartford Fundamental Growth HLS Fund

Hartford Global Advisers HLS Fund

Hartford Global Equity HLS Fund

Hartford Global Growth HLS Fund

Hartford Global Health HLS Fund

Hartford Growth HLS Fund

Hartford High Yield HLS Fund

Hartford Index HLS Fund

Hartford International Growth HLS Fund

Hartford International Opportunities HLS Fund

Hartford International Small Company HLS Fund

Hartford MidCap HLS Fund

Hartford MidCap Value HLS Fund

Hartford Money Market HLS Fund

Hartford Small Company HLS Fund

Hartford Stock HLS Fund

Hartford Total Return Bond HLS Fund

Hartford Value HLS Fund

American Funds Asset Allocation HLS Fund

American Funds Blue Chip Income and Growth HLS Fund

American Funds Bond HLS Fund

American Funds Global Bond HLS Fund

American Funds Global Growth HLS Fund

American Funds Global Growth and Income HLS Fund

American Funds Global Small Capitalization HLS Fund

American Funds Growth HLS Fund

American Funds Growth-Income HLS Fund

American Funds International HLS Fund

American Funds New World HLS Fund

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

A Special Meeting of Shareholders (the “Meeting”) of the series of Hartford Series Fund, Inc.(“ Hartford  Series Fund”) listed above (each such series , a “Fund,” and together , the “Funds”) will take place on February 12, 2010 at [  ] Eastern Time at the offices of HL Investment Advisors, LLC (“HL Advisors”), 200 Hopmeadow Street, Simsbury, Connecticut 06089 for the following purposes:

ALL FUNDS:

1.             To elect Lemma Senbet and John Walters, each currently a Director, as Directors of Hartford Series Fund.

ALL FUNDS EXCEPT AMERICAN FUNDS HLS FUNDS:

2.                                       To approve amendments to the Investment Management Agreement between each of the Funds and HL Advisors, the purpose of which are to combine the administrative services for each Fund with the management services for each Fund under a single agreement .

ALL FUNDS:

3.             To transact such other business as may properly come before the Meeting.

The Board of Directors of Hartford Series Fund recommends that you vote FOR the proposals listed in this Notice.  Shareholders of record of the Funds on November 16, 2009 (the “Record Date”) are entitled to notice of and to vote at the Meeting.

The Funds issue and sell their shares to separate accounts of certain insurance companies (the “Separate Accounts”) and to qualified retirement plans (the “Retirement Plans”).  The Separate Accounts hold shares of the Funds, which are vehicles for funding benefits under flexible premium deferred variable annuity contracts or flexible premium variable life insurance contracts that are issued by insurance companies. As the owners of the assets held in the Separate Accounts, the insurance companies, as well as the Retirement Plans, are the shareholders of the Funds and are entitled to vote their shares.  Pursuant to applicable laws, the insurance companies vote outstanding shares of the Funds in accordance with instructions received from the owners of the variable annuity and variable life insurance contracts.  In addition to the shareholders of the Funds, this Notice is being delivered to variable annuity and life insurance contract owners who do not invest directly in or hold shares of the Funds, but who, by virtue of their ownership of the contracts, have a beneficial interest in the Funds as of the Record Date, so that they may instruct the insurance companies how to vote the shares of the Funds that underlie their contracts.  Retirement Plan fiduciaries should forward the proxy materials (or arrange to have the proxy materials forwarded) to the appropriate plan participants and beneficiaries as required by applicable law and the plan documents governing the plan.

Please read the enclosed Proxy Statement carefully for information concerning the proposals to be placed before the Meeting or any adjournments or postponements thereof.  Additional matters would include only matters that were not anticipated as of the date of the enclosed Proxy Statement.

YOUR VOTE IS IMPORTANT.  WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE FILL IN, SIGN, DATE, AND MAIL THE ENCLOSED VOTING INSTRUCTION CARD OR PROXY CARD AS PROMPTLY AS POSSIBLE, OR TAKE ADVANTAGE OF THE TELEPHONIC OR INTERNET VOTING PROCEDURES DESCRIBED IN THE PROXY STATEMENT, IN ORDER TO SAVE ANY FURTHER SOLICITATION EXPENSE.  AN ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED.

By Order of the Board of Directors,

Edward P. Macdonald
Secretary

December [   ], 2009

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 12, 2010

This Proxy Statement and the Funds’ most recent annual and semi-annual reports are available at www.proxyweb.com

TABLE OF CONTENTS

Page Number
Introduction
Summary of Proposals and Funds Affected
Share Ownership
Proposal 1 — Election of Directors
Proposal II — Amendments to Investment Management Agreement
Description of Proposed Amendments to the Investment Management Agreements
Evaluation by the Board of Directors of Proposed Amendments to Investment Management Agreement
Description of Current and Amended Investment Management Agreements
Management Compensation
Board Meetings, Committees and Other Related Matters
Independent Registered Public Accounting Firm
Executive Officers of the Series Fund
Other Matters
Additional Information

Appendix A: Fund Shares Outstanding on the Record Date
Appendix B: Beneficial Ownership of Fund Shares
Appendix C: Investment Management Agreement Marked to Show Proposed Amendments
Appendix D: Additional Information About the Investment Manager and the Investment Management Agreement
Appendix E: Investment Management Fee Schedules (Current and as Proposed to be Amended)

Hartford Series Fund, Inc.

Hartford Advisers HLS Fund

Hartford Capital Appreciation HLS Fund

Hartford Disciplined Equity HLS Fund

Hartford Dividend and Growth HLS Fund

Hartford Equity Income HLS Fund

Hartford Fundamental Growth HLS Fund

Hartford Global Advisers HLS Fund

Hartford Global Equity HLS Fund

Hartford Global Growth HLS Fund

Hartford Global Health HLS Fund

Hartford Growth HLS Fund

Hartford High Yield HLS Fund

Hartford Index HLS Fund

Hartford International Growth HLS Fund

Hartford International Opportunities HLS Fund

Hartford International Small Company HLS Fund

Hartford MidCap HLS Fund

Hartford MidCap Value HLS Fund

Hartford Money Market HLS Fund

Hartford Small Company HLS Fund

Hartford Stock HLS Fund

Hartford Total Return Bond HLS Fund

Hartford Value HLS Fund

American Funds Asset Allocation HLS Fund

American Funds Blue Chip Income and Growth HLS Fund

American Funds Bond HLS Fund

American Funds Global Bond HLS Fund

American Funds Global Growth HLS Fund

American Funds Global Growth and Income HLS Fund

American Funds Global Small Capitalization HLS Fund

American Funds Growth HLS Fund

American Funds Growth-Income HLS Fund

American Funds International HLS Fund

American Funds New World HLS Fund

HARTFORD SERIES FUND, INC.

P.O. Box 2999

Hartford, Connecticut 06089

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD FEBRUARY 12, 2010

INTRODUCTION

This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Directors of Hartford Series Fund, Inc. (“Hartford Series Fund” or “Series Fund”) in connection with the Special Meeting of Shareholders (the “Meeting”) of the series of Hartford Series Fund listed above (each such series , a “Fund,” and together , the “Funds”) to be held on February 12, 2010 at [   ] Eastern Time, at the offices of HL Investment Advisors, LLC (“HL Advisors”), 200 Hopmeadow Street, Simsbury, Connecticut 06089, and at any adjournment(s) or postponement(s) of the Meeting.

The approximate mailing date of this Proxy Statement is December [   ], 2009.  The costs of solicitation, including the cost of preparing and mailing the Notice of the Special Meeting and this Proxy Statement, will be paid by the Funds on a pro rata basis based on the relative net assets of each Fund. Representatives of The Hartford Financial Services Group, Inc. (“The Hartford”) or Broadridge Financial Solutions, Inc. (“Broadridge”), a firm authorized by The Hartford to assist in the solicitation of proxies and voting instructions, may contact you to solicit your proxy by mail or by telephone.  As the meeting date approaches, certain Contract Owners, as defined below, and shareholders of the Funds may receive a telephone call from a representative of Broadridge if their votes have not yet been received.  Proxies and voting instructions that are obtained telephonically will be recorded in accordance with the procedures described below.  These procedures are reasonably designed to ensure that both the identity of the Contract Owner or shareholder casting the vote and the voting instructions of the Contract Owner or shareholder are accurately determined.

HL Advisors, the Funds’ investment adviser, and Hartford Life Insurance Company (“Hartford Life”), the administrator for the Funds, are principally located at 200 Hopmeadow Street, Simsbury, Connecticut 06089.  Hartford Securities Distribution Company, Inc., 200 Hopmeadow Street, Simsbury, Connecticut 06089, acts as the Funds’ principal underwriter.

You may obtain proxy materials, reports, and other information filed by Hartford Series Fund from the SEC’s Public Reference Section (1-202-551-8090) in Washington, D.C., or from the SEC’s internet website at www.sec.gov.  Copies of materials may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549-0102.

The Funds issue and sell their shares to separate accounts of various insurance companies (the “Separate Accounts”) and certain qualified retirement plans (the “Retirement Plans”).  The insurance companies and the Retirement Plans are the shareholders of the Funds  The Separate Accounts hold shares of the Funds, which are vehicles for funding benefits under flexible premium deferred variable annuity contracts or flexible premium variable life insurance contracts which are issued by the insurance companies.  Each Separate Account has subaccounts, some of which invest in the Funds and certain other mutual funds.  Owners of the variable annuity and variable life insurance contracts issued by these insurance companies (“Contract Owners”) allocate the value of their contracts among these subaccounts.  Although the insurance companies are the owners of the assets held in the Separate Accounts, the Contract Owners may be indirect participants in the Funds. Under applicable law, the participating insurance companies provide pass-through voting privileges to the Contract Owners.  Contract Owners are asked to complete a voting instruction card, instructing their respective insurance companies on how to vote the shares in which they are the indirect participants.

If you are a Contract Owner who beneficially owns shares of more than one Fund, you should provide voting instructions for each Fund of which you are a beneficial owner. For example, if you beneficially own shares of both Hartford Capital Appreciation HLS Fund and Hartford Dividend and Growth HLS Fund, you should indicate your voting instructions for each of those Funds in the spaces provided on the enclosed voting instruction card(s). Each voting instruction card enclosed allows you to vote “FOR” ALL the Proposals discussed in this Proxy Statement for all of the Funds listed on that card, each of which you are a beneficial owner. If you provide voting instructions for each Proposal individually, you must indicate your voting instructions for each Fund listed on the enclosed voting instruction card(s), each of which you are a beneficial owner. Similarly, if you are a shareholder who owns shares of more than one Fund, you should indicate your vote for each Fund in which you own shares on the enclosed proxy card(s).

If you own shares beneficially through a Retirement Plan, you should contact the plan sponsor, trustee, or other administrator for information regarding your right to provide instructions as to the voting of Fund shares.  If you are a Retirement Plan sponsor, trustee, or other administrator and are authorized to vote shares held by a Retirement Plan, please complete the enclosed proxy card and return it in the enclosed envelope.

Contract Owners may revoke their voting instructions at any time until the voting results are announced at the Meeting by either submitting another voting instruction card or submitting prior written notice of their revocation to their respective insurance company.  Shareholders may revoke authority to vote their shares by submitting another proxy or submitting written notice of revocation to the Secretary of Hartford Series Fund. Unless revoked, properly executed voting instruction cards or proxy cards that have been returned by Contract Owners or shareholders without instructions will be voted “FOR” the proposals to (i) elect Lemma Senbet and John Walters, each currently a Director, as Directors of Hartford Series Fund (“Proposal I”), and (ii) approve amendments to the Investment Management  Agreement between each of the Funds (except the American Funds HLS Funds) and HL Advisors, the purpose of which are to combine the administrative services for each Fund with the management services for each Fund under a single agreement (“Proposal II”). In instances where choices are specified by the Contract Owners or shareholders in the voting instruction cards or proxy cards, those Contract Owners’ or shareholders’ votes will be voted or the votes will be withheld in accordance with the Contract Owners’ or shareholders’ choices.  Votes of Contract Owners for which no voting instructions are received will be voted by an insurance company in the same proportion as the votes of Contract Owners for which voting instructions are received by such insurance company.  Votes can be cast to approve or disapprove each Proposal.  With regard to Proposal I, the election of Directors, votes may be cast for all nominees, withheld for all nominees, or withheld for certain nominees. Abstentions may be specified for Proposal II. With respect to Proposal II, abstentions and broker non-votes (proxy cards received by Hartford Series Fund from brokers or nominees when the broker or nominee has not received instructions from the beneficial owner or other persons entitled to vote and has no discretion to vote on a particular matter) will be counted as present for purposes of determining whether a quorum of shares is present at the Meeting, and will have the same effect as a vote “AGAINST” such item.  So far as the Board of Directors of Hartford Series Fund is aware, no matters other than those described in this Proxy Statement will be acted upon at the Meeting.  Should any other matters properly come before the Meeting calling for a vote of shareholders, the persons named as proxies intend to vote upon such matters according to their best judgment.

Contract Owners and shareholders may vote by completing and returning the enclosed voting instruction card or proxy card.  Contract Owners and shareholders may also vote by touchtone telephone or by internet, by following the instructions on the proxy card.  To vote by internet or by telephone, a Contract Owner or shareholder will need the “control number” that appears on the proxy card.  After inputting this number, the Contract Owner or shareholder will be prompted to provide their voting instructions on the Proposals. Contract Owners and shareholders will have an opportunity to review the voting instructions and make any necessary changes before submitting the voting instructions and terminating the telephone call or internet link.

In all cases where a telephonic proxy or voting instructions are solicited by Broadridge, the Broadridge representative is required to ask for each Contract Owner’s or shareholder’s full name and address, or the zip code or employer identification number, and to confirm that the Contract Owner or shareholder has received the proxy materials in the mail.  If the Contract Owner or shareholder is a corporation or other entity, the Broadridge representative is required to ask for the person’s title and for confirmation that the person is authorized to direct the voting of the shares.  If the information solicited agrees with the information previously provided to Broadridge, then the Broadridge representative will explain the proxy voting process, read each Proposal listed on the proxy card and ask for the Contract Owner’s or shareholder’s instructions on each Proposal.  Although the Broadridge representative is permitted to answer questions about the process, he or she is not permitted to recommend to the Contract Owner or shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement. The Broadridge representative will record the Contract Owner’s or shareholder’s instructions on the card.  Within 72 hours, the Contract Owner or shareholder will be sent a letter or mailgram confirming his or her vote and asking the Contract Owner or shareholder to call the Broadridge representative immediately if his or her instructions are not correctly reflected in the confirmation.

Although a Contract Owner’s or shareholder’s vote may be solicited and taken by telephone, each Contract Owner or shareholder will also receive a copy of this Proxy Statement and may vote by mail using the enclosed proxy card or voting instruction card, or by touchtone telephone or the internet as set forth on the voting instruction and proxy cards.  The last proxy vote received in time to be voted, whether by voting instruction card or proxy card, touchtone telephone or internet, will be the vote that is counted and will revoke all previous votes by the Contract Owner or shareholder.

Only those shareholders owning shares as of the close of business on November 16, 2009 (the “Record Date”) may vote at the Meeting or any adjournment(s) or postponement(s) of the Meeting. Attachment A lists the outstanding shares of each Fund as of the Record Date.  Each full share outstanding is entitled to one vote, and each fractional share outstanding is entitled to a proportionate share of one vote. As a shareholder, you will not have appraisal rights in connection with the particular Proposal(s) applicable to you described in this Proxy Statement.

The presence, either in person or by proxy, of shareholders owning a majority of shares of the Funds entitled to vote at the Meeting shall constitute a quorum.  Because Hartford Life and its affiliates are the majority shareholders of the Funds, their presence at the Meeting in person or proxy will meet the quorum requirement.  If a quorum is present but sufficient votes to approve any Proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of votes.  Because Hartford Life and its affiliates will vote their shares of each Fund in the same proportion as votes submitted by Contract Owners, it is possible that a small number of Contract

Owners can determine the outcome of a matter submitted to shareholders.  In determining whether to adjourn the Meeting, the following factors may be considered:  the nature of the Proposal that is the subject of the Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation, and the information to be provided to shareholders with respect to the reasons for the solicitation.  Any adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. Abstentions and broker non-votes will not be voted either “FOR” or “AGAINST” the adjournment. A shareholder vote may be taken for each Proposal in this Proxy Statement prior to any adjournment provided that there is a quorum.  If a Proposal receives a sufficient number of votes for approval prior to any adjournment, the Proposal shall be deemed adopted and shall not require any further shareholder approval at any adjournment or otherwise.

SUMMARY OF PROPOSALS AND FUNDS AFFECTED

The following table identifies the two proposals set forth in this Proxy Statement and indicates which Funds are affected by each proposal.  An “X” denotes that a Fund is affected by the proposal and that the Fund’s shareholders are solicited with respect to that Proposal.

Fund	I. Proposal to Elect Two Directors	II. Proposal to Approve Amendments to the Investment Management Agreement

Hartford Advisers HLS Fund	X	X
Hartford Capital Appreciation HLS Fund	X	X
Hartford Disciplined Equity HLS Fund	X	X
Hartford Dividend and Growth HLS Fund	X	X
Hartford Equity Income HLS Fund	X	X
Hartford Fundamental Growth HLS Fund	X	X
Hartford Global Advisers HLS Fund	X	X
Hartford Global Equity HLS Fund	X	X
Hartford Global Growth HLS Fund	X	X
Hartford Global Health HLS Fund	X	X
Hartford Growth HLS Fund	X	X
Hartford High Yield HLS Fund	X	X
Hartford Index HLS Fund	X	X
Hartford International Growth HLS Fund	X	X
Hartford International Opportunities HLS Fund	X	X
Hartford International Small Company HLS	X	X

Fund	I. Proposal to Elect Two Directors	II. Proposal to Approve Amendments to the Investment Management Agreement

Fund
Hartford MidCap HLS Fund	X	X
Hartford MidCap Value HLS Fund	X	X
Hartford Money Market HLS Fund	X	X
Hartford Small Company HLS Fund	X	X
Hartford Stock HLS Fund	X	X
Hartford Total Return Bond HLS Fund	X	X
Hartford Value HLS Fund	X	X
American Funds Asset Allocation HLS Fund	X
American Funds Blue Chip Income and Growth HLS Fund	X
American Funds Bond HLS Fund	X
American Funds Global Bond HLS Fund	X
American Funds Global Growth HLS Fund	X
American Funds Global Growth and Income HLS Fund	X
American Funds Global Small Capitalization HLS Fund	X
American Funds Growth HLS Fund	X
American Funds Growth-Income HLS Fund	X
American Funds International HLS Fund	X
American Funds New World HLS Fund	X

SHARE OWNERSHIP

The following table sets forth the dollar range of equity securities beneficially owned by each Director of Hartford Series Fund or nominee for election as a Director of Hartford Series Fund and on an aggregate basis in any registered investment companies overseen by the Director or nominee within the Hartford Fund Family* as a group, as of October 31, 2009.

Non-Interested Directors

Name of Director	Dollar Range of Equity Securities in the Series Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in the Hartford Fund Family*
Lynn S. Birdsong	[None]	[Over $100,000]
Robert M. Gavin, Jr.	[None]	[Over $100,000]
Duane E. Hill	[None]	[Over $100,000]
Sandra S. Jaffee	[None]	[$10,001-$50,000]
William P. Johnston	[None]	[Over $100,000]
Phillip O. Peterson	[None]	[$50,001-$100,000]
Lemma W. Senbet	[None]	[$50,001-$100,000]

Interested Directors

Name of Director	Dollar Range of Equity Securities in the Series Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in the Hartford Fund Family*
Lowndes A. Smith	[None]	[Over $100,000]
John C. Walters	[None]	[Over $100,000]

* The Hartford Fund Family currently consists of four open-end investment companies, consisting of 93 separate series, and one closed-end investment company.

As of October 31, 2009, to the knowledge of Hartford Series Fund’s management, the directors and officers as a group owned less than 1% of the outstanding shares of Hartford Series Fund.  As of this date, no person, to the knowledge of Hartford Series Fund’s management, owned beneficially more than 5% of the outstanding shares of Hartford Series Fund.

As of October 31, 2009, none of the non-interested directors (or their immediate family members) had share ownership in securities of Hartford Series Fund’s investment adviser, or in an entity controlling, controlled by or under common control with the investment adviser of Hartford Series Fund (not including registered investment companies).

PROPOSAL I

ELECTION OF DIRECTORS

At the Meeting, shareholders will be asked to elect Lemma Senbet and John Walters, the two current members of the Board of Directors of Hartford Series Fund who have not previously been elected by shareholders.  The most recent shareholder meeting involving all series of Hartford Series Fund was held on September 7, 2005 at which time neither Mr. Senbet nor Mr. Walters was a Director of Hartford Series Fund as of yet.

Pertinent information regarding each nominee’s principal occupation and business experience during at least the past five years, number of portfolios overseen and other directorships held is set forth below.  The mailing address of each nominee is c/o the Secretary of Hartford Series Fund, Inc., 200 Hopmeadow Street, Simsbury, Connecticut 06089.

Nominee for Election as Non-Interested Director

Name and Age	Position Held with the Series Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Last 5 Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director

Lemma W. Senbet(1) (1946)	Director	Since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance at the University of Maryland, Robert H. Smith School of Business.  He was chair of the Finance Department during 1998-2006.  Previously he was an endowed professor of finance at the University of Wisconsin-Madison.  Also, he was director of the Fortis Funds from March 2000-July 2002.  Dr.  Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association.  In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.  Dr. Senbet is also a Director of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc. and Hartford HLS Series Fund II, Inc.

				93	None

*	Each Director serves until his or her death, resignation, or retirement or until the next meeting of shareholders of Hartford Series Fund is held and his or her successor is elected and qualifies.
(1)	Member of the Nominating Committee of Hartford Series Fund.

Nominee for Election as Interested Director

Name and Age	Position Held with the Series Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Last 5 Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director

John C. Walters (1962)**	Director	Since 2008***

Mr. Walters currently serves as President, Chief Executive Officer and Director of Hartford Life, Inc. (“HL, Inc.”). Mr. Walters also serves as President, Chairman of the Board, Chief Executive Officer and Director of Hartford Life Insurance Company (“Hartford Life”), and as Executive Vice President of The Hartford Financial Services Group, Inc. (“The Hartford”). In addition, Mr. Walters is Manager of HL Advisors.  Mr. Walters previously served as Co-Chief Operating Officer of Hartford Life (2007-2008), and as President of the U.S. Wealth Management Division of HL, Inc. (2006-2007). Mr. Walters joined Hartford Life in April 2000 from First Union Securities, the brokerage subsidiary of First Union Corp. Mr. Walters previously served as President and Chief Executive Officer of Hartford Series Fund, The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford HLS Series Fund II, Inc. and The Hartford Income Shares Fund, Inc (2007-2009).

				93	None

*	Each Director serves until his or her death, resignation, or retirement or until the next meeting of shareholders of Hartford Series Fund is held and his or her successor is elected and qualifies.
**

Denotes the nominee is an interested person of Hartford Series Fund, as defined in the Investment Company Act of 1940, as amended. Mr. Walters is an interested Director due to positions he holds with affiliates of Hartford Series Fund.

***

Mr. Walters was appointed to the Board of Directors for The Hartford Income Shares Fund, Inc., The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. in November 2008

Other Current Non-Interested Directors (previously elected by shareholders)

Name and Year of Birth	Position Held with the Series Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Last 5 Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director

Lynn S. Birdsong(1) (1946)	Director	Since 2003

Mr. Birdsong is a private investor.  Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.  Since 2003, Mr. Birdsong has been an independent Director of The Japan Fund.  From 2003 to March 2005, Mr. Birdsong was an independent Director of the Atlantic Whitehall Funds.  From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm.  During his employment with Scudder, Mr. Birdsong was an interested Director of The Japan Fund.  Mr. Birdsong is also a Director of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Income Shares Fund, Inc. and Hartford HLS Series Fund II, Inc.

				93	Mr. Birdsong is an Independent Director of The Japan Fund

Robert M. Gavin, Jr.1,2 (1940)	Director and Chairman of the Board	Director since 2002 Chairman of the Board since 2004	Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community; and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota. Dr. Gavin is also a Director and Chairman of the Board of Directors of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc. and Hartford HLS Series Fund II, Inc.	93	None

Duane E. Hill(1) (1945)	Director	Since 2001	Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill has served for more than 30 years as a financial services executive in banking, venture capital and private equity. Mr. Hill is also a Director of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc. and Hartford HLS Series Fund II, Inc.	93	None

Sandra S. Jaffee(1),(2) (1941)	Director	Since 2005

Ms. Jaffee served as Chairman (2008-2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and CEO of Citibank’s Global Securities Services (1995-2003).  Ms. Jaffee is also a Director of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc. and Hartford HLS Series Fund II, Inc.

				93	None

William P. Johnston(1),(2) (1944)	Director	Since 2005

In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc.  In July 2006, Mr. Johnston was elected to the Board of Directors of Multiplan, Inc.  In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm.  In May 2006, Mr. Johnston was elected to the supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.  Mr. Johnston joined Renal Care Group, Inc. in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006.  From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman. Mr. Johnston is also a Director of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc.,  The Hartford Income Shares Fund, Inc. and Hartford HLS Series Fund II, Inc.

93

Mr. Johnston is a member of the supervisory Board of Fresenius Medical Care AG & Co. KGaA.  Mr. Johnston is also a member of the Boards of Directors of HCR- ManorCare, Inc., LifeCare Holdings, Inc. and Multiplan, Inc.

Phillip O. Peterson(1),(2) (1944)	Director	Since 2002	Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds. Mr. Peterson is also a Director of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc. and Hartford HLS Series Fund II, Inc.	93	Mr. Peterson is a member of the Board of Trustees of William Blair Funds.

*	Each Director serves until his or her death, resignation, or retirement or until the next meeting of shareholders of Hartford Series Fund is held and his or her successor is elected and qualifies.

(1)	Member of the Nominating Committee of Hartford Series Fund.
(2)	Member of the Audit Committee of Hartford Series Fund.

Other Current Interested Director (previously elected by shareholders)

Name and Age	Position Held with the Series Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Last 5 Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director

Lowndes A. Smith** (1939)	Director	Since 1996	Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith is also a Director of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.	93	Mr. Smith is a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and is a Managing Director of Whittington Gray Associates

*	Each Director serves until his or her death, resignation, or retirement or until the next meeting of shareholders of Hartford Series Fund is held and his or her successor is elected and qualifies.
**	Mr. Smith is an interested Director because he owns stock of the parent company of HL Advisors.

Required Vote.  A plurality of the votes properly cast in person or by proxy at the Meeting is required for the election of directors. Because each Fund is a series of the Series Fund, each shareholder vote will be counted together with the votes of shareholders of the other series of the Series Fund, voting as a single class in the election of directors of the Series Fund. Unless otherwise instructed, the proxies will vote all properly executed proxy cards and voting instruction cards “FOR” the nominees. Each of the nominees is currently a Director and each has consented to serve as a Director if elected.

The Board of Directors recommends that shareholders vote in favor of the two individuals listed as nominees for election to serve as Directors of Hartford Series Fund.

PROPOSAL II

AMENDMENTS TO INVESTMENT MANAGEMENT AGREEMENT

(All Funds except the American Funds HLS Funds)

Introduction

At its meeting on November 4-5, 2009, the Board of Directors (“Board”) of Hartford Series Fund, including all of the directors who are not “interested persons”(“Independent Directors”) of Hartford Series Fund or of HL Advisors, its investment manager, as that term is defined under the Investment Company Act of 1940, as amended (“1940 Act”), approved amendments to the Investment Management Agreement between each of the Funds (except the American Funds HLS Funds) and HL Advisors.

As described further below, the purpose of the proposed amendments to the Investment Management Agreement is to combine the administrative services for each Fund with the management services for each Fund under a single agreement. If approved by shareholders, the amendments will not result in an increase in the overall fees to shareholders.

Description of Current and Amended Investment Management Agreements. The terms of the current Investment Management Agreement and the Investment Management Agreement as proposed to be amended are summarized below under “Description of Current and Amended Investment Management Agreements.” A copy of the form of the Investment Management Agreement marked to show changes resulting from the proposed amendments is included as Appendix C to this Proxy Statement.

Additional Information.  For additional information about HL Advisors, including “Management and Control of HL Advisors”, the amounts of investment management fees paid to HL Advisors with respect to each Fund for the fiscal year ended December 31, 2008, and “Payments to Affiliates of HL Advisors,” see Appendix D hereto (“Additional Information about the Investment Manager and the Investment Management Agreement”). The current investment management fee schedule for each of the Funds is set forth in Appendix E hereto (“Advisory Fee Schedules”).

Evaluation by the Board of Directors.  A discussion of the evaluation by the Board of Directors at its meeting on November 4-5, 2009 of the proposed amendments to the Investment Management Agreement is set forth in this Proposal under “Evaluation by the Board of Directors of Amendments to the Investment Management Agreement.”

Required Vote.  For each Fund, approval of this Proposal will require the affirmative vote of a “majority of the outstanding voting securities” of the Fund (as defined in the 1940 Act), which means the affirmative vote of the lesser of (i) more than 50% of the outstanding shares of the Fund or (ii) 67% or more of the shares of the Fund present at a meeting in person or by proxy. If the shareholders of a particular Fund do not approve this Proposal, the proposed amendments will not take effect, and the terms of the Fund’s current Investment Management Agreement that would have been amended will continue in effect, as to that Fund.

Description of Proposed Amendments to the Investment Management Agreements

Each of the Funds of Hartford Series Fund(1) currently is subject to both a management agreement and an administrative services agreement. Hartford Life Insurance Company

(1) References to “Fund” or “Funds” in this section of the Proxy Statement exclude all of the American Funds HLS Funds as this Proposal is not applicable to the American Funds HLS Funds. Administrative services for the American Funds HLS Funds are provided and paid for under the advisory agreement for the American Funds HLS Funds.

(“Hartford Life”) currently provides certain administrative services to the Funds pursuant to an Administrative Services Agreement between the Funds and Hartford Life. The administrative services provided are services that each Fund would be required to provide itself or to contract with another third party to provide. Each Fund is charged an annual administrative services fee equal to 0.20% of the average daily net assets of the Fund.(2) Under the Proposal, the administrative services for each Fund would be combined with each Fund’s management services under a single agreement.  There would be no increase in the overall fees to shareholders. In order to implement this Proposal, each of the Funds would enter into an Amended Investment Management Agreement reflecting: (i) the services provided under the existing Investment Management Agreement and the services provided under the existing Administrative Services Agreement; and (ii) a new management fee equal to the total of the current management fee and the current administrative services fee.  There would be no other changes to the current Investment Management Agreement.  Although there would be no net increase in fees to shareholders, shareholder approval by each Fund’s shareholders (voting on a Fund by Fund basis) is required under the 1940 Act, since the proposal will result in a management fee increase and an amended Investment Management Agreement for each Fund.

The administrative services currently performed by HL Advisors under the current Investment Management Agreement and the administrative services to be performed by HL Advisors under the proposed amendments to the Investment Management Agreement are shown below.

Administrative Services under Current Investment Management Agreement*	Administrative Services under Proposed Amendments to Investment Management Agreement*

--- assist in the supervision of all aspects of Hartford Series Fund’s operation, including the coordination of all matters relating to the functions of the custodian, transfer agent or other shareholder servicing agents (if any), accountants, attorneys and other parties performing services or operational functions for the Series Fund

--- provide the Series Fund with the services of persons, who may be the Adviser’s officers or employees , competent to serve as officers of the Series Fund and to perform such administrative and clerical functions as are necessary in order to provide effective administration for the Series Fund, including the preparation and maintenance of required reports, books and records of the Series Fund

--- provide the Series Fund with office space, facilities, equipment and necessary personnel and such other services as HL Advisors, subject to review by the Series Fund’s Board of Directors (the “Board”), from time to time shall determine to be necessary or useful to perform its obligations under this Agreement, including the provision by HL Advisors from among its officers, directors and employees, persons to serve as directors, officers and employees of the Funds and to pay the salaries of all such persons;

--- oversee administration and maintenance of shareholder accounts and conduct of shareholder relations;

--- conduct relations with and provide

(2) The Hartford Index HLS Fund is charged an administrative services fee equal to 0.20% for the first $5 billion in average net assets, 0.18% of average net assets for the next $5 billion, and 0.17% for average net assets over $10 billion.

--- provide the Series Fund with adequate office space and related services necessary for its operations --- provide such other services as agreed to by the parties oversight of custodians, depositories, transfer agents, dividend disbursing agents, other shareholder servicing agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurers, banks and such other persons in any such other capacity deemed to be necessary or desirable;

--- oversee the determination and publication of each Fund’s net asset value in accordance with the Series Fund’s policy as adopted from time to time by the Board;

--- review the appropriateness of and arrange for payment of each Fund’s expenses;

--- make such reports and recommendations to the Board concerning the performance of the independent accountants as the Board may reasonably request or deem appropriate;

--- make such reports and recommendations to the Board concerning the performance and fees of the Series Fund’s custodian, transfer agent and dividend disbursing agent as the Board may reasonably request or deem appropriate;

--- oversee and review calculations of fees paid to the Series Fund’s service providers;

--- respond to or refer to the Series Fund’s officers or transfer agent, shareholder inquiries relating to the Series Fund;

--- supervise any other aspects of the Series Fund’s administration or operations as may be agreed to with the Series Fund;

--- deliver current Fund proxies and proxy statements and other informational materials;

--- facilitate the tabulation of investors’ votes in the event of a Fund shareholder vote;

--- receive, tabulate and transmit proxies executed by or on behalf of investors; and

--- provide such other services as the Funds

and/or the Board may deem necessary or appropriate from time to time. --- furnish to the Series Fund such other administrative services as are necessary for the efficient operation of the Series Fund

* The obligation to provide services and personnel does not include services performed and personnel provided pursuant to contracts with the Series Fund by third-party custodians, transfer agents and other service providers.

Evaluation by the Board of Directors of Proposed Amendments to Investment Management Agreement

At its meeting on November 4-5, 2009, the Board , including all of the Independent Directors, approved the proposed amendments to the Investment Management Agreement with respect to all Funds (except the American Funds HLS Funds)

The Board, including the Independent Directors, is responsible for selecting the Series Fund’s investment manager, approving the investment manager’s selection of Fund sub-advisers and approving the Series Funds’ investment management and sub-advisory agreements, their periodic continuation and any amendments. Consistent with the applicable rules of the Securities and Exchange Commission (“SEC”), the Board regularly evaluates the Series Fund’s investment management and sub-advisory arrangements, including consideration of the factors listed below. The Board may also consider other factors (including conditions and trends prevailing generally in the economy, the securities markets and the industry) and does not treat any single factor as determinative, and each Director may attribute different weights to different factors. The Board is furnished with an analysis of its fiduciary obligations in connection with its evaluation and, throughout the evaluation process, the Board is assisted by counsel for the Series Fund and the Independent Directors are also separately assisted by independent legal counsel. The factors considered by the Board are:

1)   the nature ,extent and quality of the services to be provided by the investment manager to the Series Fund and by the sub-adviser to the Fund;

2)   the investment performance of the Fund and its sub-adviser;

3)   the extent to which economies of scale would be realized as a Fund grows and whether fee levels reflect these economies of scale for the benefit of shareholders of the Fund;

4)   the costs of the services to be provided and the profits to be realized by the investment Manager (including any sub-advisers affiliated with the investment manager) and its Affiliates from the investment manager’s relationship with the Series Fund;

5)   comparative services rendered and comparative investment management and sub-advisory fee rates.

The Board believes that information relating to all these factors is relevant to its evaluation of the Series Fund’s investment management agreements.

The Board approved the annual continuation of the Investment Management Agreement with respect to each of the Funds at its meeting on August 4-5, 2009. The Board approved the proposed amendments to the Investment Management Agreement at a meeting held on November 4-5, 2009. In approving the amendments, the Board took into account that the amendments did not result in an overall increase in fees to shareholders. The Board also took note of the fact that the management of HL Advisors believes that the proposal to combine the administrative services with the investment management services under a single agreement will produce streamlined fee disclosure, resulting in greater transparency and clarity in the Funds’ prospectuses and financial reports. The Board further noted management’s belief that the change would result in consistency across all of the Hartford Funds in the complex in that the Funds of the Series Fund are the only funds in the complex (other than the R share classes of the Hartford retail funds) that are subject to a separate administrative services fee. Finally, the Board noted management’s view that the proposed changes to the Investment Management Agreement should also serve to simplify the Board’s annual consideration of the investment management arrangements for the Funds in that the investment management and administrative fees would be presented as a single fee for fee comparison purposes, which should facilitate the Board’s analysis.

Description of Current and Amended Investment Management Agreements

The following is a summary of the terms of the current Investment Management Agreement and the Investment Management Agreement, as proposed to be amended, as described in this Proposal. Except for the proposed amendments discussed above, the terms of the current Investment Management Agreement and the amended Investment Management Agreement are identical. The description below is qualified by reference to the form of the Investment Management Agreement which is included as Appendix C to this Proxy Statement and which is marked to show changes resulting from amendments under this Proposal.

Duties of the Investment Manager.  Under the current and amended Investment Management Agreements, HL Advisors administers the business and affairs of the Series Fund and the Funds and retains and compensates sub-advisers that manage the investment and reinvestment of the assets of the Funds pursuant to sub-advisory agreements with HL Advisors. In this connection, HL Advisors: (i) monitors the compliance of the sub-advisers with the investment objectives and policies of the Funds; (ii) reviews the performance of the sub-advisers; and (iii) reports periodically on such performance to the Board.

Compensation.  Under the current and amended Investment Management Agreements, HL Advisors receives, as compensation for its services, a fee from the Series Fund computed separately for each Fund. The amount of the investment management fee for each Fund is determined by applying the daily equivalent of an annual fee rate to the net assets of each Fund. The annual percentage rates of the investment management fees for the Funds, both current and as proposed to be amended, are set forth in Appendix E to this Proxy Statement. The annual percentage rates for each of the Funds will increase by 0.20% if the amendments to the Investment Management Agreements are approved by each Fund’s respective shareholders, reflecting the combining of the current administrative services fee (0.20%) with the investment management fee for each Fund. Therefore, the amendments, if approved by shareholders of each Fund, will not result in an overall increase in fees to shareholders.

Expenses Paid by the Series Fund.  Under the current Investment Management Agreement, the Series Fund is responsible for the payment of all expenses of its organization, operations and business, except those that HL Advisors or the sub-advisers have agreed to pay pursuant to the Investment Management Agreement or any of the sub-advisory agreements. Expenses borne by the Series Fund include:

•      interest and taxes;

•      brokerage commissions;

•      premiums for fidelity and other insurance coverage;

•      fees and expenses of its Independent Directors;

•      legal, audit and fund accounting expenses;

•      custodian and transfer agent fees and expenses;

•      expenses incident to the redemption of its shares;

•      fees and expenses related to the federal and state registration of its shares;

•      expenses of printing and mailing prospectuses, financial reports and proxy materials;

•      all other expenses incidental to Series Fund shareholder meetings; and

•      certain other extraordinary non-recurring expenses.

Liability of HL Advisors.  The current and amended Investment Management Agreement provide that HL Advisors will not be liable for any loss or losses sustained by reason of any investment including the purchase, holding or sale of any security , or with respect to the administration of the Series Fund , as long as HL Advisors shall have acted in good faith and with due care. HL Advisors is not protected from liability to the Series Fund or its shareholders to the extent that the liability is due to its willful misfeasance, bad faith or gross negligence ( or alternatively, in respect of any Fund for which the sub-adviser is Hartford Investment Management Company, its negligence) in the performance of its duties or by reason of its reckless disregard of its duties and obligations under the Investment Management Agreement.

Term of the Investment Management Agreement.  The term of the current and the amended Investment Management Agreement will continue in effect as to a Fund for a period no more than two years from the date of its execution (or the execution of an amendment making the Agreement applicable to that Fund) and thereafter if such continuance is specifically approved at least annually either by the Directors or by a “vote of a majority of the outstanding voting securities” of that Fund, as defined under the 1940 Act. In either event, such continuance must also be approved by the vote of the majority of the Independent Directors.

Termination of the Investment Management Agreement.  The current and the amended Investment Management Agreements may be terminated at any time without the payment of any penalty on 60 days’ written notice to the other party or parties to such agreement. The following parties may terminate the agreement:

•      the Directors of the Series Fund;

•      a majority of the outstanding voting securities of a Fund with respect to that Fund; and HL Advisors.

The current and amended Investment Management Agreement each will automatically terminate in the event of its “assignment,” as that term is defined under the 1940 Act.

Amendments to the Investment Management Agreement.  The current and the amended Investment Management Agreements may be amended by the parties thereto provided that the amendment is approved by the vote of a majority of the outstanding voting securities of each relevant Fund or by the vote of a majority of the Directors of the Series Fund, including a majority of the Independent Directors.

Any required shareholder approval of any amendment will be effective with respect to any Fund if a majority of the outstanding voting securities of that Fund votes to approve the amendment, even if the amendment may not have been approved by a majority of the outstanding voting securities of (a) any other Fund affected by the amendment; or (b) all the Funds of the Series Fund.

The Series Fund has received an order from the SEC that permits HL Advisors from time to time, without the expense and delays associated with the Series Fund’s obtaining shareholder approval, to enter into and change the terms (including sub-advisory fees) of sub-advisory agreements with Fund sub-advisers that are not affiliates of HL Advisors.

The Board, including all of the Independent Directors, recommends that shareholders of each Fund vote “FOR” Proposal II.

MANAGEMENT COMPENSATION

The Series Fund pays no compensation to any director or officer who is an officer or employee of The Hartford, HIFSCO, Hartford Administrative Services Company (“HASCO”), Hartford Life or any affiliated company.  During the fiscal year ended December 31, 2008, the Series Fund paid a fee to each director who is not an officer or employee of The Hartford, HIFSCO, HASCO, Hartford Life or any affiliated company.

The following table sets forth the compensation that each director (or nominee for director) received during the fiscal year ended December 31, 2008 from the Series Fund and the entire Hartford fund complex.

Name of Person, Position	Aggregate Compensation From The Series Fund	Pension Or Retirement Benefits Accrued As Part of Series Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Series Fund And Fund Complex Paid To Directors*
Lynn S. Birdsong, Director	$89,697	$0	$0	$186,250
Dr. Robert M. Gavin, Director	$125,698	$0	$0	$261,000
Duane E. Hill, Director	$79,463	$0	$0	$165,000
Sandra S. Jaffee, Director	$76,574	$0	$0	$159,000
William P. Johnston, Director	$91,986	$0	$0	$191,000
Phillip O. Peterson, Director	$91,504	$0	$0	$190,000
Lemma W. Senbet, Director	$74,166	$0	$0	$154,000
Lowndes A. Smith, Director	$88,133	$0	$0	$183,000

*              During the fiscal year ended December 31, 2008, five registered investment companies in the fund complex paid compensation to some or all of the directors.

BOARD MEETINGS, COMMITTEES AND OTHER RELATED MATTERS

The Board of Directors of the Series Fund has established an Audit Committee, a Compliance Committee, an Investment Committee and a Nominating Committee.  The Series Fund does not have a standing compensation committee.  However, the Nominating Committee is responsible for making recommendations to the Board of Directors regarding the compensation of the independent members of the Board of Directors.  The Board of Directors has adopted written charters for the Audit Committee and the Nominating Committee.  A copy of the charter for the Audit Committee is available on the Series Fund’s website (www.hartfordinvestor.com).

During the Series Fund’s fiscal year ended December 31, 2008, there were ten meetings of the Board of Directors, six meetings of the Audit Committee, four meetings of the Investment Committee and four meetings of the Compliance Committee.  The Nominating Committee did not meet during this timeframe. Each Director attended (either in person or by telephone) 75% or more of the total number of meetings of the Board and of the Committees on which the Director served.

Shareholders wishing to communicate with members of the Board of Directors may submit a written communication directed to the Board of Directors in care of the Secretary of Hartford Series Fund, Inc., 200 Hopmeadow Street, Simsbury, Connecticut 06089.

The Audit Committee

The Audit Committee currently consists of Robert M. Gavin, Sandra S. Jaffee, William P. Johnston and Phillip O. Peterson.  Each member of the Audit Committee is considered to be “independent” within the meaning of the rules of the New York Stock Exchange.

The purpose and scope of responsibilities of the Audit Committee are to (1) oversee the Series Fund’s accounting and financial reporting policies and practices, their internal controls and, as appropriate, the internal controls of the service providers; (2) prepare any Audit Committee reports required by the Securities and Exchange Commission for inclusion in proxy statements; (3) act as a liaison between the Series Fund’s independent registered public accounting firm and the full Board of Directors; (4) assist the Board in its oversight of: the quality, objectivity and integrity of the Series Fund’s financial statements and the independent audit thereof; the Series Fund’s compliance with legal and regulatory requirements; the qualifications and independence of the Series Fund’s independent registered  public accounting firm; and the performance of the internal audit function related to the Series Fund and the performance of the independent registered public accounting firm; (5) pre-approve all audit and non-audit services that the independent registered public accounting firm provides to the Series Fund; and (6) pre-approve any engagement of the independent registered public accounting firm to provide non-audit services to any Service Affiliate (defined below) during the period of the independent registered public accounting firm’s engagement to provide audit services to the Series Fund, if the non-audit services to the Service Affiliate directly impact the Series Fund’s operations and financial reporting.  The Series Fund’s independent registered public accounting firm shall report directly to the Audit Committee.  The Audit Committee shall report regularly to the Board of Directors.

Management is responsible for maintaining appropriate systems for accounting.  The Series Fund’s independent registered public accounting firm is responsible for conducting a proper audit of the Series Fund’s financial statements and is ultimately accountable to the Audit Committee.  The Audit Committee has the ultimate authority and responsibility to select (subject to ratification by the non-interested directors and Series Fund shareholders) and evaluate the Series Fund’s independent registered public accounting firm, to determine the compensation of the Series Fund’s independent registered public accounting firm and, when appropriate, to replace the Series Fund’s independent registered public accounting firm.

Report Of The Audit Committee

The Audit Committee has met and held discussions with management and the independent registered public accounting firm.  Management represented to the Audit Committee that the Series Fund’s financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the financial statements with management and the independent registered public accounting firm.  The Audit Committee discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 114 (Communications with Audit Committees).

The Audit Committee has received the written disclosures and the letter from Ernst &Young LLP (“E&Y”) required by applicable requirements of the Public Company Accounting Oversight Board regarding E&Y’s communication with the Audit Committee concerning independence, and the Audit Committee has discussed with E&Y the accounting firm’s independence.

Based upon the Audit Committee’s discussion with management and E&Y, and the Audit Committee’s review of the representation of management and the report of E&Y to the Audit Committee, the Audit Committee approved the inclusion of the Fund’s Audited Financial Statements in the Fund’s annual report dated December31, 2008 filed with the Securities and Exchange Commission.  The members of the Audit Committee are Robert M. Gavin, Sandra S. Jaffee, William P. Johnston and Phillip O. Peterson.

The Compliance Committee

The Series Fund has established a Compliance Committee, which is responsible for, among other things, assisting the Board of Directors in its oversight of the implementation by the Series Fund of policies and procedures that are reasonably designed to prevent the Series Fund from violating the federal securities laws.  The members of the Compliance Committee are Robert M. Gavin, Sandra S. Jaffee, William P. Johnston and Phillip O. Peterson.

The Investment Committee

The Series Fund has established an Investment Committee, which assists the Board of Directors in its oversight of the Series Fund’s investment performance and related matters.  The members of the Investment Committee are Lynn S. Birdsong, Duane E. Hill, Lemma W. Senbet, Lowndes A. Smith and John C. Walters.

The Nominating Committee

The Nominating Committee currently consists of all non-interested directors of the Series Fund.  The function of the Nominating Committee is to screen and nominate non-interested candidates to the Board of Directors.  In addition, the Nominating Committee periodically reviews and evaluates the compensation of the independent members of the Board of Directors and each of its committees. The Nominating Committee makes recommendations to the Board of Directors regarding the compensation of, and expense reimbursement policies and retirement policies with respect to, the independent members of the Board of Directors and each committee.

The Nominating Committee will consider nominees for non-interested directors recommended by shareholders if a vacancy among the non-interested directors occurs and if the nominee meets the Committee’s criteria.  Shareholders wishing to submit recommendations for nominees must send a letter to the chairperson of the Nominating Committee, in care of the  Secretary of Hartford Series Fund, Inc., 200 Hopmeadow Street, Simsbury, Connecticut 06089 and must include, at a minimum: (1) the shareholder’s contact information; (2) the nominee’s contact information, the nominee’s resume or curriculum vitae, and the number of applicable Fund shares owned by the proposed nominee; (3) a statement as to whether the nominee is an “interested person” of the Series Fund as defined in Section 2(a)(19) of the 1940 Act, and appropriate documentation to support the statement; (4) all information regarding the nominee that would be required to be disclosed in solicitations of proxies for elections of directors required by Regulation 14A of the Securities Exchange Act of 1934; and (5) a notarized letter executed by the nominee, stating his or her intention to serve as a nominee and be named in the applicable Fund’s proxy statement, if so designated by the Nominating Committee and the Series Fund’s Board of Directors.  A shareholder nominee recommendation must be received by the Nominating Committee within a reasonable time period prior to the proxy submission.  A shareholder or shareholder group may not submit for consideration a nominee who has previously been considered by the Nominating Committee.  Candidates submitted by shareholders are evaluated according to the same criteria as other non-interested director candidates.  The Nominating Committee has not received a recommended nominee from an eligible shareholder or shareholder group who individually, or in the aggregate, beneficially owned more than 5% of the applicable Fund’s voting shares for at least one year.

The Nominating Committee may, from time to time, engage the services of an independent consultant to identify and screen suitable prospective director candidates.

Care is given to ensure that the individual members of the Board of Directors bring to their deliberations education, work and personal experiences that would improve the value provided to the shareholders.  The following criteria for nominees generally are considered as a minimum requirement for consideration as a non-interested director:

•                  Fifteen (15) years business or academic experience in a management, administrative, or other oversight capacity;

•                  College degree or business experience equivalent to a college degree;

•                  At least one non-interested director should have an investment background and at least one director should have a financial/accounting background;

•                  Personal accomplishments that would provide ready acceptance by shareholders that the individual is capable of representing their interests;

•                  An ability to invest in Hartford funds;

•                  A person able to think through and discuss complicated regulatory and financial issues and arrive at reasonable decisions on these issues on behalf of the shareholders;

•                  A person of high ethical standards;

•                  Must meet minimum standards set out in the Fund’s audit committee charter; and

•                  Must be “financially literate” as that term is defined under New York Stock Exchange rules.  For these purposes, this means the ability to read and understand fundamental financial statements, including a company’s balance sheet, income statement, and cash flow statement.  Directors who have limited familiarity with finance can achieve such “literacy” through Series Fund-sponsored training programs.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Upon the recommendation of the Audit Committee, the Board of Directors selected E&Y as independent registered public accounting firm of the Series Fund for the fiscal year ending December 31,

2009.  E&Y served as independent registered public accounting firm of the Series Fund for the fiscal years ended December 31, 2008 and December 31, 2007.

Audit Fees.  Audit Fees are fees related to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.  The aggregate fees billed by E&Y for professional services rendered for the audit of the Series Fund’s annual financial statements for the fiscal years ended December 31, 2008 and December 31, 2007 were $                   and $                , respectively.

Audit-Related Fees.  Audit-Related Fees are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees.”  No fees were billed by E&Y for professional services rendered that are related to the audit of the Series Fund’s annual financial statements but not reported under “Audit-Fees” above for the fiscal years ended December 31, 2008 and December 31, 2007.  Aggregate fees in the amount of $           for the fiscal year ended December 31, 2008 and $             for the fiscal year ended December 31, 2007 were billed by E&Y to HIFSCO, and any entity controlling, controlled by, or under common control with HIFSCO (collectively, “Service Affiliates”) that provides ongoing services to the Series Fund, relating to the operations and financial reporting of the Series Fund.  These fees relate to an annual review of internal controls, as required by regulation, for HASCO, an affiliate which provides transfer agency services to the Series Fund and over 50 other mutual funds in the Hartford Fund Family.

Tax Fees.  Tax Fees are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, and tax distribution and analysis reviews.  The aggregate fees billed by E&Y for professional services rendered for tax compliance, tax advice and tax planning to the Series Fund for the fiscal years ended December 31, 2008 and December 31, 2007 were $               for each year.  No fees were billed by E&Y for such services rendered to Service Affiliates that provide ongoing services to the Series Fund, relating to the operations and financial reporting of the Series Fund and subject to pre-approval by the Audit Committee, for the fiscal years ended December 31, 2008 and December 31, 2007.

All Other Fees.  All Other Fees are fees related to services other than those reported above under “Audit Fees,” “Audit-Related Fees” and “Tax Fees.” No fees were billed by E&Y for professional services rendered for products and services other than those described above for the fiscal years ended December31, 2008 and December 31, 2007, nor were any fees billed by E&Y for such services rendered to Service Affiliates that provide ongoing services to the Series Fund, relating to the operations and financial reporting of the Series Fund and subject to pre-approval by the Audit Committee, for those fiscal years, other than those described above.

For the fiscal years ended December 31, 2008 and December 31, 2007, no services described under “Audit-Related Fees,” “Tax Fees” or “All Other Fees” were approved pursuant to the de minimis exception.

The Audit Committee has considered whether the services described above are compatible with maintaining E&Y’s independence.  The Audit Committee has also considered whether the provision of all other non-audit services rendered to Service Affiliates that provide ongoing services to the Series Fund, is compatible with maintaining E&Y’s independence.  The Audit Committee has adopted pre-approval policies and procedures which govern the ways in which the Audit Committee will pre-approve audit and various categories of non-audit services that the independent registered public accounting firm provides to the Series Fund and to Service Affiliates that provide ongoing services to the Series Fund.  In accordance with this policy, the Audit Committee has given its approval for the provision of audit services by E&Y for the fiscal year ending December 31, 2010 and has also given its pre-approval for the provision by E&Y of certain types of audit-related, tax and permitted non-audit services.  Services which have not received pre-approval must receive specific approval by the Audit Committee.  The Audit Committee is informed of each such engagement in a timely manner, and such procedures do not include delegation of the Audit Committee’s responsibilities to management.  Pre-approval has not been waived with respect to services described above under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” since the pre-approval procedures were adopted by the Audit Committee.

The aggregate non-audit fees billed by E&Y for services rendered to the Series Fund and to Service Affiliates that provide ongoing services to the Series Fund, for the fiscal years ended December 31, 2008 and December 31, 2007, amounted to $               and $                , respectively.  Services were for tax consulting, actuarial and business advisory services throughout the period.

EXECUTIVE OFFICERS OF THE SERIES FUND

Information about each executive officer’s position and term of office with the Company and business experience during at least the past five years is set forth below.  The executive officers receive no compensation from the Company.  Instead, Hartford Life or its affiliates pays the executive officers.  The mailing address of each executive officer is c/o the Secretary of Hartford Series Fund, Inc., 200 Hopmeadow Street, Simsbury, Connecticut 06089.

Name, Age and Address	Position Held with the Company	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years
Robert M. Arena, Jr. (1968)	President and Chief Executive Officer	Since 2009

Mr. Arena serves as Executive Vice President of Hartford Life and heads its Retail Product Group in the Individual Markets Group segment. He is also Director and Senior Vice President of HASCO, Manager and Senior Vice President/Business Line Principal of HIFSCO and Manager and Senior Vice President of HL Advisors. Prior to joining The Hartford in 2004, he was Senior Vice President in charge of Product Management for American Skandia/Prudential in the individual annuities division. Mr. Arena joined American Skandia in 1996. In addition, Mr. Arena is Vice President of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Tamara L. Fagely (1958)	Vice President, Treasurer and Controller	Treasurer since 1993 Vice President since 1996 Controller since 2001

Ms. Fagely has been a Vice President of Hartford Administrative Services Company (“HASCO”) since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005. In addition she is Controller and Chief Financial Officer of HIFSCO. In addition, Ms. Fagely serves as Vice President, Controller, and Treasurer of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Name, Age and Address	Position Held with the Company	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Ferrell (1962)	AML Compliance Officer	Since 2008

Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006 and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury, (the “Treasury”), from 2001 to 2006 where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network, (“FinCEN”) from 2005-2006. In addition, Mr. Ferrell is AML Compliance Officer of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds, II, Inc., Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Thomas D. Jones III (1965)	Vice President and Chief Compliance Officer	Since 2006

Mr. Jones serves as Chief Compliance Officer for the Hartford Mutual Funds and Vice President and Director of Securities Compliance for The Hartford. He is also Vice President of HIFSCO, HL Advisors, and Hartford Life. Mr. Jones joined The Hartford in 2006 from SEI Investments, where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) (“MLIM’’), where he worked from 1992-2004. At MLIM, Mr. Jones was responsible for the compliance oversight of various investment products, including mutual funds, wrap accounts, institutional accounts and alternative investments. In addition, Mr. Jones is Vice President and Chief Compliance Officer The Hartford Mutual Funds, Inc., The Hartford Mutual Funds, II, Inc., Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Edward P. Macdonald (1967)	Vice President, Secretary and Chief Legal Officer	Since 2005

Mr. Macdonald serves as Assistant General Counsel and Assistant Vice President of The Hartford and Chief Legal Officer and Vice President of HIFSCO. He also serves as Vice President of HASCO, Assistant Vice President of Hartford Life Insurance Company, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Prior to joining The Hartford in 2005, Mr. Macdonald was Chief Counsel, Investment Management for Prudential Financial (formerly American Skandia Investment Services, Inc.). He joined Prudential in April 1999. Additionally, Mr. Macdonald serves as Vice President, Secretary and Chief Legal Officer for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Name, Age and Address	Position Held with the Company	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years
Vernon J. Meyer (1964)	Vice President	Since 2006

Mr. Meyer serves as Senior Vice President of Hartford Life and Director of its Investment Advisory Group in the Individual Markets Group segment. He also serves as Senior Vice President of HIFSCO and HL Advisors. Prior to joining The Hartford in 2004, Mr. Meyer was with MassMutual which he joined in 1987. In addition, Mr. Meyer is Vice President of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds, II, Inc., Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

D. Keith Sloane (1960)	Vice President	Since 2009

Mr. Sloane is a Senior Vice President of Hartford Life where he serves as Director of mutual fund product management for The Hartford’s mutual funds and 529 college savings businesses. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.

Jane Wolak (1961)	Vice President	Since 2009

Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

*   Term of Office:  Each officer may serve until his or her successor is elected and qualifies.

OTHER MATTERS

Management does not intend to present any business to the Meeting not mentioned in this Proxy Statement and currently knows of no other business to be presented.  If any other matters are brought before the Meeting, the persons named as proxies will vote on such matters in accordance with their judgment of the best interests of the Series Fund.

ADDITIONAL INFORMATION

Expense and Methods of Proxy Solicitation

The expense of preparation, printing and mailing of the enclosed form of proxy, the accompanying Notice and this Proxy Statement will be borne by the Series Fund.  The Series Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of shares of the Series Fund. The Company has retained Broadridge Financial Solutions, Inc. to assist in the solicitation of proxies at a cost of approximately $[      ], plus aggregate out-of-pocket expenses of approximately $[      ].

Shareholder Proposals

The Funds are not required to hold annual meetings of shareholders and currently do not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act. A shareholder proposal to be considered for inclusion in the proxy statement at any subsequent meeting of shareholders must be submitted to the Series Fund at the address above at a reasonable time before the proxy statement for that meeting is mailed.  Whether a proposal is submitted in the proxy statement will be determined in accordance with applicable federal and state laws.  The timely submission of a proposal does not guarantee its inclusion.

Shareholder Mailings

To help lower the impact of operating costs, the Series Fund attempts to eliminate mailing duplicate documents to the same address. When two or more Fund shareholders have the same last name and address, the Series Fund may send only one prospectus, annual report, semiannual report, general information statement or proxy statement to that address rather than mailing separate documents to each shareholder. Shareholders may opt out of this single mailing at any time by calling the Series Fund at [1-888-483-0972] or writing to the Series Fund at [P.O. Box 219812, Kansas City, Missouri 64121-9812] and requesting the additional copies of Series Fund documents. Shareholders sharing a single mailing address who are currently receiving multiple copies of Series Fund documents can request delivery of a single copy instead by calling the same telephone number or writing to the same address.

By order of the Board of Directors,

/s/

Edward P. Macdonald
Secretary

APPENDICES

PROXY STATEMENT OF HARTFORD SERIES FUND, INC.

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD FEBRUARY 12, 2010

Appendix A	Fund Shares Outstanding on the Record Date
Appendix B	Beneficial Ownership of Fund Shares
Appendix C	Investment Management Agreement Marked to Show Proposed Amendments
Appendix D	Additional Information About the Investment Manager and the Investment Management Agreement
Appendix E	Investment Management Fee Schedules (Current and as Proposed to be Amended)

Appendix A

Fund Shares Outstanding on the Record Date

Fund	Class	Shares Outstanding on the Record Date
Advisers HLS Fund	IA	[ ]
	IB	[ ]
Capital Appreciation HLS Fund	IA	[ ]
	IB	[ ]
Disciplined Equity HLS Fund	IA	[ ]
	IB	[ ]
Dividend and Growth HLS Fund	IA	[ ]
	IB	[ ]
Equity Income HLS Fund	IA	[ ]
	IB	[ ]
Fundamental Growth HLS Fund	IA	[ ]
	IB	[ ]
Global Advisers HLS Fund	IA	[ ]
	IB	[ ]
Global Equity HLS Fund	IA	[ ]
	IB	[ ]
Global Growth HLS Fund	IA	[ ]
	IB	[ ]
Global Health HLS Fund	IA	[ ]
	IB	[ ]
Growth HLS Fund	IA	[ ]
	IB	[ ]
High Yield HLS Fund	IA	[ ]
	IB	[ ]
Index HLS Fund	IA	[ ]
	IB	[ ]
International Growth HLS Fund	IA	[ ]
	IB	[ ]
International Opportunities HLS Fund	IA	[ ]
	IB	[ ]
International Small Company HLS Fund	IA	[ ]
	IB	[ ]
MidCap HLS Fund	IA	[ ]
	IB	[ ]
MidCap Value HLS Fund	IA	[ ]
	IB	[ ]
Money Market HLS Fund	IA	[ ]
	IB	[ ]
Small Company HLS Fund	IA	[ ]
	IB	[ ]
Total Return Bond HLS Fund	IA	[ ]
	IB	[ ]
Value HLS Fund	IA	[ ]
	IB	[ ]

Appendix B

Beneficial Ownership of Fund Shares

As of November 30, 2009, Hartford Life, 200 Hopmeadow Street, Simsbury, Connecticut 06089 (or its affiliates) owned 5% or more of the outstanding shares in the following HLS Funds:

	Percentage of Ownership
Fund	Class IA	Class IB

Advisers HLS Fund	96%	100%
Capital Appreciation HLS Fund	85%	83%
Disciplined Equity HLS Fund	92%	100%
Dividend and Growth HLS Fund	96%	100%
Equity Income HLS Fund	99%	100%
Fundamental Growth HLS Fund	97%	100%
Global Advisers HLS Fund	99%	100%
Global Equity HLS Fund	98%	100%
Global Growth HLS Fund	67%	100%
Global Health HLS Fund	88%	100%
Growth HLS Fund	82%	100%
High Yield HLS Fund	87%	100%
Index HLS Fund	87%	100%
International Growth HLS Fund	91%	100%
International Opportunities HLS Fund	84%	100%
International Small Company HLS Fund	96%	98%
MidCap HLS Fund	66%	56%
MidCap Value HLS Fund	94%	100%
Money Market HLS Fund	96%	100%
Small Company HLS Fund	55%	56%
Stock HLS Fund	100%	100%
Total Return Bond HLS Fund	95%	100%
Value HLS Fund	99%	100%
American Funds Asset Allocation HLS Fund	0%	100%
American Funds Blue Chip Income and Growth HLS Fund	0%	100%
American Funds Bond HLS Fund	0%	100%
American Funds Global Bond HLS Fund	0%	100%
American Funds Global Growth & Income HLS Fund	0%	100%
American Funds Global Growth HLS Fund	0%	100%
American Funds Global Small Capitalization HLS Fund	0%	100%
American Funds Growth HLS Fund	0%	100%
American Funds Growth-Income HLS Fund	0%	100%
American Funds International HLS Fund	0%	100%
American Funds New World HLS Fund	0%	100%

As of November 30, 2009, Union Security, P.O. Box 64272, St. Paul, Minnesota 55164 (or its affiliates) owned 5% or more of the outstanding shares in the following HLS Funds:

	Percentage of Ownership
Fund	Class IA	Class IB

Disciplined Equity HLS Fund	8%	0%
Global Growth HLS Fund	25%	0%
Index HLS Fund	13%	0%
International Opportunities HLS Fund	7%	0%

Certain employee retirement plans of Fidelity Investments, as of November 30, 2009, owned an aggregate of 8% of the outstanding Class IB shares of Capital Appreciation HLS Fund.

An employee retirement plan sponsored by The Hartford Financial Services Group, Inc. or its affiliates, as of November 30, 2009, owned an aggregate of 8% of the outstanding Class IA shares of Global Growth HLS Fund.

Certain employee retirement plans of State Street Bank and Adventist Healthcare, as of November 30, 2009, owned an aggregate of 10% of the outstanding Class IA shares of Global Health HLS Fund.

Certain employee retirement plans of CitiStreet Advisors LLC and Mastercard Shared Profit, as of November 30, 2009, owned an aggregate of 10% of the outstanding Class IA shares of Growth HLS Fund.

Certain employee retirement plans of Vanguard Fiduciary Trust and Sierra Pacific, as of November 30, 2009, owned an aggregate of 7% of the outstanding Class IA shares of Growth HLS Fund.

An employee retirement plan sponsored by The Hartford Financial Services Group, Inc. or its affiliates, as of November 30, 2009, owned an aggregate of 8% of the outstanding Class IA shares of High Yield HLS Fund.

Certain employee retirement plans of Fidelity Investments, as of November 30, 2009, owned an aggregate of 8% of the outstanding Class IA shares of International Growth HLS Fund.

An employee retirement plan sponsored by The Hartford Financial Services Group, Inc. or its affiliates, as of November 30, 2009, owned an aggregate of 9% of the outstanding Class IA shares of International Opportunities HLS Fund.

Certain employee retirement plans of Fidelity Investments, as of November 30, 2009, owned an aggregate of 14% of the outstanding Class IA shares of MidCap HLS Fund.

An employee retirement plan sponsored by The Hartford Financial Services Group, Inc. or its affiliates, as of November 30, 2009, owned an aggregate of 14% of the outstanding Class IA shares of MidCap HLS Fund.

Certain employee retirement plans of National Financial Services LLC and State Street Bank & Trust Co., as of November 30, 2009, owned an aggregate of 24% of the outstanding Class IB shares of MidCap HLS Fund.

Certain employee retirement plans of T. Rowe Price and The Simplot Company, as of November 30, 2009, owned an aggregate of 8% of the outstanding Class IB shares of MidCap HLS Fund.

Certain employee retirement plans of Wachovia Bank National Association and Limited Brands, Inc., as of November 30, 2009, owned an aggregate of 11% of the outstanding Class IB shares of MidCap HLS Fund.

Certain employee retirement plans of Fidelity Investments, as of November 30, 2009, owned an aggregate of 6% of the outstanding Class IA shares of MidCap Value HLS Fund.

Certain employee retirement plans of Fidelity Investments, as of November 30, 2009, owned an aggregate of 9% of the outstanding Class IA shares of Small Company HLS Fund.

Certain employee retirement plans of State Street Bank and Reed Elsevier, as of November 30, 2009, owned an aggregate of 5% of the outstanding Class IA shares of Small Company HLS Fund.

An employee retirement plan sponsored by The Hartford Financial Services Group, Inc. or its affiliates, as of November 30, 2009, owned an aggregate of 11% of the outstanding Class IA shares of Small Company HLS Fund.

Certain employee retirement plans of CitiStreet Advisors LLC and 3Com Corporation, as of November 30, 2009, owned an aggregate of 10% of the outstanding Class IB shares of Small Company HLS Fund.

Certain employee retirement plans of Fidelity Investments, as of November 30, 2009, owned an aggregate of 15% of the outstanding Class IB shares of Small Company HLS Fund.

Certain employee retirement plans of Wells Fargo Bank and Fidelity National Information Services, as of November 30, 2009, owned an aggregate of 6% of the outstanding Class IB shares of Small Company HLS Fund.

Certain employee retirement plans of Wells Fargo Bank NA, as of November 30, 2009, owned an aggregate of 5% of the outstanding Class IB shares of Small Company HLS Fund.

APPENDIX C

INVESTMENT MANAGEMENT AGREEMENT

(proposed changes are noted in bold)

This Agreement is made by and between HL Investment Advisors, LLC, a Connecticut limited liability company (the “Adviser”), and Hartford Series Fund, Inc. a corporation organized under the laws of the State of Maryland (the “Company”), on its own behalf and on behalf of each of its series listed on Schedule A hereto, as it may be amended from time to time (each, a “Portfolio” and, collectively, the “Portfolios”).

WHEREAS, the Adviser has agreed to furnish investment advisory services to the Company, an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and each Portfolio; and

WHEREAS, the Company and the Adviser wish to enter into this Agreement setting forth the investment advisory services to be performed by the Adviser for the Company and each Portfolio, and the terms and conditions under which such services will be performed; and

WHEREAS, this Agreement has been approved in accordance with the provisions of the 1940 Act, and HIFSCO is willing to furnish such services upon the terms and conditions herein set forth.

NOW, THEREFORE, in consideration of the promises and the mutual agreements herein contained, the parties hereto agree as follows:

1.                                       General Provision

The Company hereby employs the Adviser and the Adviser hereby undertakes to act as the investment manager of the Company and to each Portfolio and to perform for the Company such other duties and functions as are hereinafter set forth and such other duties as may be necessary or appropriate in connection with its services as investment manager.  The Adviser shall, in all matters, give to the Company and its Board of Directors the benefit of its best judgment, effort, advice and recommendations and shall at all times conform to, and use its best efforts to enable the Company to conform to (i) the provisions of the 1940 Act and any rules or regulations thereunder, (ii) any other applicable provisions of state or federal law; (iii) the provisions of the Articles of Incorporation and By-Laws of the Company as amended from time to time; (iv) the policies and determinations of the Board of Directors of the Company; (v) the fundamental policies and investment restrictions of the Company and Portfolios as reflected in the Company’s registration statement under the 1940 Act or as such policies may, from time to time, be amended by the Company’s shareholders, and (vi) the Prospectus and Statement of Additional Information of the Company in effect from time to time. The appropriate officers and employees of the Adviser shall be available upon reasonable notice for consultation with any of the Directors and officers of the Company with respect to any matters dealing with the business and affairs of the Company including the valuation of any of each Portfolios’ securities that are either not registered for public sale or not being traded on any securities market.

1

2.                                       Investment Management Services

(a)                                  Subject to the direction and control by the Company’s Board of Directors, the Adviser shall, or shall cause an affiliate to: (i) regularly provide investment advice and recommendations to each Portfolio with respect to its investments, investment policies and the purchase and sale of securities; (ii) supervise continuously the investment program of each Portfolio and the composition and performance of its portfolio securities and determine what securities shall be purchased or sold by each Portfolio; and (iii) arrange, subject to the provisions of Section 4 hereof, for the purchase of securities and other investments for each Portfolio and the sale of securities and other investments held in each Portfolio.

(b)                                 The Adviser shall provide, or shall cause an affiliate to provide, such economic and statistical data relating to each Portfolio and such information concerning important economic, political and other developments as the Adviser shall deem appropriate or as shall be requested by the Company’s Board of Directors.

3.                                       Administrative Services

In addition to the performance of investment advisory services, the Adviser shall perform, or shall cause an affiliate to perform, the following services in connection with the management of the Company:

[Current Provision]

[(a)                         assist in the supervision of all aspects of the Company’s operation, including the coordination of all matters relating to the functions of the custodian, transfer agent or other shareholder servicing agents (if any), accountants, attorneys and other parties performing services or operational functions for the Company;

(b)                                 provide the Company with the services of persons, who may be the Adviser’s officers or employees, competent to serve as officers of the Company and to perform such administrative and clerical functions as are necessary in order to provide effective administration for the Company, including the preparation and maintenance of required reports, books and records of the Company; and

(c)                                  provide the Company with adequate office space and related services necessary for its operations as contemplated in this Agreement.

(d)                                 provide such other services as the parties hereto may agree upon from time to time.]

[Proposed Amended Provision]

(a)      provide the Company with office space, facilities, equipment and necessary personnel and such other services as the investment manager of the Portfolios, subject to review by the Company’s Board of Directors (the “Board”), from time to time shall determine to be necessary or useful to perform its obligations under this Agreement, including the provision by the Adviser from among its officers, directors and employees, persons to serve

2

as directors, officers and employees of the Company and to pay the salaries of all such persons;

(b)      oversee administration and maintenance of shareholder accounts and conduct of shareholder relations;

(c)      conduct relations with and provide oversight of custodians, depositories, transfer agents, dividend disbursing agents, other shareholder servicing agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurers, banks and such other persons in any such other capacity deemed to be necessary or desirable;

(d)      oversee the determination and publication of each Portfolio’s net asset value in accordance with the Portfolio’s policy as adopted from time to time by the Board;

(e)      review the appropriateness of and arrange for payment of each Portfolio’s expenses;

(f)      make such reports and recommendations to the Board concerning the performance of the independent accountants as the Board may reasonably request or deem appropriate;

(g)      make such reports and recommendations to the Board concerning the performance and fees of the Company’s’ custodian, transfer agent and dividend disbursing agent as the Board may reasonably request or deem appropriate;

(h)     oversee and review calculations of fees paid to the Company’s service providers;

(i)      respond to or refer to the Company’s officers or transfer agent, shareholder inquiries relating to the Portfolios;

(j)      supervise any other aspects of the Company’s administration or operations as may be agreed to with the Portfolios;

(k)     deliver current Portfolio proxies and proxy statements and other informational materials;

(l)      facilitate the tabulation of investors’ votes in the event of a Portfolio shareholder vote;

(m)    receive, tabulate and transmit proxies executed by or on behalf of investors; and

(n)     provide such other services as the Company and/or the Board may deem necessary or appropriate from time to time.

4.                                       Sub-Advisers and Sub-Contractors

The Adviser, upon approval of the Board of Directors, may engage one or more investment advisers that are registered as such under the Investment Advisers Act of 1940, as amended, to act as sub-adviser with

3

respect to existing and future Portfolios of the Company.  Such sub-adviser or sub-advisers shall assume such responsibilities and obligations of the Adviser pursuant to this Investment Management Agreement as shall be delegated to the sub-adviser or sub-advisers, and the Adviser will supervise and oversee the activities of any such sub-adviser or sub-advisers.  In addition, the Adviser may subcontract for any of the administrative services set forth in Section 3 above.

5.                                       Brokerage Transactions

When placing orders for the purchase or sale of a Portfolio’s securities, the Adviser or any sub-adviser appointed by the Adviser shall use its best efforts to obtain the best net security price available for a Portfolio. Subject to and in accordance with any directions that the Board of Directors may issue from time to time the Adviser or the sub-adviser, if applicable, may also be authorized to effect individual securities transactions at commission rates in excess of the minimum commission rates available, if the Adviser or the sub-adviser, if applicable, determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser’s or the sub-adviser’s overall responsibilities with respect to a Portfolio and other advisory clients.  The execution of such transactions shall not be deemed to represent an unlawful act or breach of any duty created by this Agreement or otherwise.  The Adviser or the sub-adviser will promptly communicate to the Board of Directors such information relating to portfolio transactions as the Board may reasonably request.

6.                                       Expenses

Expenses to be paid by the Company, include, but are not limited to (i) interest and taxes; (ii) brokerage commissions; (iii) premiums for fidelity and other insurance coverage requisite to the Company’s operations; (iv) the fees and expenses of its non-interested directors; (v) legal, audit and fund accounting expenses; (vi) custodian and transfer agent fees and expenses; (vii) expenses incident to the redemption of its shares; (viii) fees and expenses related to the registration under federal and state securities laws of shares of the Company for public sale; (ix) expenses of printing and mailing prospectuses, reports, notices and proxy material to shareholders of the Company; (x) all other expenses incidental to holding meetings of the Company’s shareholders; and (xi) such extraordinary non-recurring expenses as may arise, including litigation affecting the Company and any obligation which the Company may have to indemnify its officers and Directors with respect thereto.  Any officer or employee of the Adviser or of any entity controlling, controlled by or under common control with the Adviser, who may also serve as officers, directors or employees of the Company shall not receive any compensation from the Company for their services.

7.                                       Compensation of the Adviser

As compensation for the services rendered by the Adviser, each Portfolio shall pay to the Adviser as promptly as possible after the last day of each month during the term of this Agreement, a fee accrued daily and paid monthly, as set forth in Schedule B to this Agreement, as it may be amended from time to time:

The Adviser, or an affiliate of the Adviser, may agree to subsidize any of the Portfolios to any level that the Adviser, or any such affiliate, may specify. Any such undertaking may be modified or discontinued at any time except to the extent the Adviser explicitly agrees to maintain such undertaking for a specified period.

If it is necessary to calculate the fee for a period of time that is less than a month, then the fee shall be (i) calculated at the annual rates provided in Schedule B but prorated for the number of days

4

elapsed in the month in question as a percentage of the total number of days in such month, (ii) based upon the average of the Portfolio’s daily net asset value for the period in question, and (iii) paid within a reasonable time after the close of such period.

8.                                       Liability of the Adviser

(a)                                  The Adviser shall not be liable for any loss or losses sustained by reason of any investment including the purchase, holding or sale of any security, or with respect to the administration of the Company, as long as the Adviser shall have acted in good faith and with due care; provided, however, that no provision in this Agreement shall be deemed to protect the Adviser against any liability to the Company or its shareholders by reason of its willful misfeasance, bad faith or gross negligence (or, alternatively, in respect of any Portfolio for which the sub-adviser at the time of such loss is Hartford Investment Management Company, its negligence) in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

(b)                                 The rights of exculpation and indemnification are not to be construed so as to provide for exculpation or indemnification provided under 8(a) of any person for any liability (including liability under U.S. federal securities laws that, under certain circumstances, impose liability even on persons that act in good faith) to the extent (but only to the extent) that exculpation or indemnification would be in violation of applicable law, but will be construed so as to effectuate the applicable provisions of this section to the maximum extent permitted by applicable law.

9.                                       Duration of Agreement

(a)                                  This Agreement , as amended, shall be effective on                           .  This Agreement, unless sooner terminated in accordance with 9(b) below, shall continue in effect from year to year thereafter provided that its continuance is specifically approved at least annually (1) by a vote of a majority of the members of the Board of Directors of the Company or by a vote of a majority of the outstanding voting securities of each Portfolio, and (2) in either event, by the vote of a majority of the members of the Company’s Board of Directors who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on this Agreement.

(b)                                 This Agreement (1) may be terminated at any time without the payment of any penalty either by a vote of a majority of the members of the Board of Directors of the Company or by a vote of a majority of the Portfolio’s outstanding voting securities, on sixty days’ prior written notice to the Adviser; (2) shall immediately terminate in the event of its assignment and (3) may be terminated by the Adviser on sixty days’ prior written notice to the Portfolio, but such termination will not be effective until the Portfolio shall have contracted with one or more persons to serve as a successor investment adviser for the Portfolio and such person(s) shall have assumed such position.

(c)                                  As used in this Agreement, the terms “assignment”, “interested person” and “vote of majority of the Company’s outstanding voting securities” shall have the meanings set forth for such terms in the 1940 Act, as amended.

5

(d)                                 Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postpaid, to the other party to this Agreement to whom such notice is to be given at such party’s current address.

10.                                 Other Activities

Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Adviser to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of the Adviser to engage in any other business or to render services of any kind to any other corporation, firm individual or association.

11.                                 Additional Series

The amendment of Schedule A to this Agreement for the sole purpose of adding one or more Portfolios shall not be deemed an amendment of this Agreement or an amendment affecting an already existing Portfolio and requiring the approval of shareholders of that Portfolio.

12.                                 Invalid Provisions

If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

13.                                 Governing Law

To the extent that federal securities laws do not apply, this Agreement and all performance hereunder shall be governed by the laws of the State of Connecticut, which apply to contracts made and to be performed in the State of Connecticut.

14.                                 Amendments

No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge, or termination is sought, and no amendment of this Agreement will be effective until approved in a manner consistent with the 1940 Act and rules and regulations under the 1940 Act and any applicable Securities and Exchange Commission exemptive order from such rules and regulations.  Any such instrument signed by a Portfolio must be (a) approved by the vote of a majority of the Directors who are not parties to this Agreement or “interested persons” of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the vote of a majority of the Directors of the Company, or by the vote of a majority of the outstanding voting securities of the Portfolio.  The amendment of Schedule A and/or Schedule B to this Agreement for the sole purpose of (i) adding or deleting one or more Portfolios or (ii) making other non-material changes to the information included in the Schedule shall not be deemed an amendment of this Agreement.

15.                                 Entire Agreement

This Agreement, including the schedules hereto, constitutes the entire understanding between the parties pertaining to the subject matter hereof and supersedes any prior agreement between the parties on this subject matter.

[The remainder of this page left intentionally blank.]

6

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the         day of                 , 2010.

HL Investment Advisors, LLC

By: Robert Arena
Title: President

Hartford Series Fund, Inc.
on behalf of each of its series listed on Attachment A

By: Robert Arena
Title: President

7

Schedule A

List of Portfolios

HARTFORD SERIES FUND, INC.

ON BEHALF OF:

Hartford Advisers HLS Fund

Hartford Capital Appreciation HLS Fund

Hartford Disciplined Equity HLS Fund

Hartford Dividend and Growth HLS Fund

Hartford Equity Income HLS Fund

Hartford Fundamental Growth HLS Fund

Hartford Global Advisers HLS Fund

Hartford Global Equity HLS Fund

Hartford Global Growth HLS Fund

Hartford Global Health HLS Fund

Hartford Growth HLS Fund

Hartford High Yield HLS Fund

Hartford Index HLS Fund

Hartford International Growth HLS Fund

Hartford International Opportunities HLS Fund

Hartford International Small Company HLS Fund

Hartford MidCap HLS Fund

Hartford MidCap Value HLS Fund

Hartford Money Market HLS Fund

Hartford Small Company HLS Fund

Hartford Stock HLS Fund

Hartford Total Return Bond HLS Fund

Hartford Value HLS Fund

1

Schedule B

Fees

As compensation for the services rendered by the Adviser, each Portfolio shall pay to the Adviser as promptly as possible after the last day of each month during the term of this Agreement, a fee accrued daily and paid monthly based upon the following annual rates calculated based on the average daily net asset value of the applicable Portfolio:

Current	Proposed

Advisers HLS Fund

Average Daily Net Assets	Annual Rate	Average Daily Net Assets	Annual Rate

First $250 million	0.4800%	First $250 million	0.6800%
Next $250 million	0.4550%	Next $250 million	0.6550%
Next $500 million	0.4450%	Next $500 million	0.6450%
Next $4 billion	0.3950%	Next $4 billion	0.5950%
Next $5 billion	0.3925%	Next $5 billion	0.5925%
Amount Over $10 billion	0.3900%	Amount Over $10 billion	0.5900%

Current	Proposed

Capital Appreciation HLS Fund, Disciplined Equity HLS Fund, Dividend and Growth HLS Fund, Global Advisers HLS Fund, Global Growth HLS Fund, International Opportunities HLS Fund and MidCap HLS Fund

Average Daily Net Assets	Annual Rate	Average Daily Net Assets	Annual Rate

First $250 million	0.5750%	First $250 million	0.7750%
Next $250 million	0.5250%	Next $250 million	0.7250%
Next $500 million	0.4750%	Next $500 million	0.6750%
Next $4 billion	0.4250%	Next $4 billion	0.6250%
Next $5 billion	0.4225%	Next $5 billion	0.6225%
Amount Over $10 billion	0.4200%	Amount Over $10 billion	0.6200%

1

Current	Proposed

Equity Income HLS Fund, Growth HLS Fund, MidCap Value HLS Fund and Value HLS Fund

Average Daily Net Assets	Annual Rate	Average Daily Net Assets	Annual Rate

First $250 million	0.6250%	First $250 million	0.8250%
Next $250 million	0.5750%	Next $250 million	0.7750%
Next $500 million	0.5250%	Next $500 million	0.7250%
Next $4 billion	0.4750%	Next $4 billion	0.6750%
Next $5 billion	0.4725%	Next $5 billion	0.6725%
Amount Over $10 billion	0.4700%	Amount Over $10 billion	0.6700%

Current	Proposed

Fundamental Growth HLS Fund

Average Daily Net Assets	Annual Rate	Average Daily Net Assets	Annual Rate

First $250 million	0.6000%	First $250 million	0.8000%
Next $250 million	0.5500%	Next $250 million	0.7500%
Next $4.5 billion	0.5000%	Next $4.5 billion	0.7000%
Next $5 billion	0.4975%	Next $5 billion	0.6975%
Amount Over $10 billion	0.4950%	Amount Over $10 billion	0.6950%

Current	Proposed

Global Equity HLS Fund

Average Daily Net Assets	Annual Rate	Average Daily Net Assets	Annual Rate

First $500 million	0.7500%	First $500 million	0.9500%
Next $500 million	0.7000%	Next $500 million	0.9000%
Next $4 billion	0.6500%	Next $4 billion	0.8500%
Next $5 billion	0.6475%	Next $5 billion	0.8475%
Amount Over $10 billion	0.6450%	Amount Over $10 billion	0.8450%

2

Current	Proposed

Global Health HLS Fund, International Growth HLS Fund and International Small Company HLS Fund

Average Daily Net Assets	Annual Rate	Average Daily Net Assets	Annual Rate

First $250 million	0.6500%	First $250 million	0.8500%
Next $250 million	0.6000%	Next $250 million	0.8000%
Next $4.5 billion	0.5500%	Next $4.5 billion	0.7500%
Next $5 billion	0.5475%	Next $5 billion	0.7475%
Amount Over $10 billion	0.5450%	Amount Over $10 billion	0.7450%

Current	Proposed

High Yield HLS Fund

Average Daily Net Assets	Annual Rate	Average Daily Net Assets	Annual Rate

First $500 million	0.5000%	First $500 million	0.7000%
Next $500 million	0.4750%	Next $500 million	0.6750%
Next $4 billion	0.4250%	Next $4 billion	0.6250%
Next $5 billion	0.4050%	Next $5 billion	0.6050%
Amount Over $10 billion	0.3950%	Amount Over $10 billion	0.5950%

Current	Proposed

Index HLS Fund

Average Daily Net Assets	Annual Rate	Average Daily Net Assets	Annual Rate

First $2 billion	0.1000%	First $2 billion		%
Next $3 billion	0.0000%	Next $3 billion		%
Next $5 billion	0.0000%	Next $5 billion		%
Amount Over $10 billion	0.0000%	Amount Over $10 billion		%

3

Current	Proposed

Money Market HLS Fund

Average Daily Net Assets	Annual Rate	Average Daily Net Assets	Annual Rate

First $5 billion	0.2000%	First $5 billion	0.4000%
Next $5 billion	0.1800%	Next $5 billion	0.3800%
Amount Over $10 billion	0.1700%	Amount Over $10 billion	0.3700%

Current	Proposed

Small Company HLS Fund

Average Daily Net Assets	Annual Rate	Average Daily Net Assets	Annual Rate

First $250 million	0.5750%	First $250 million	0.7750%
Next $250 million	0.5250%	Next $250 million	0.7250%
Next $500 million	0.4750%	Next $500 million	0.6750%
Next $500 million	0.4000%	Next $500 million	0.6000%
Next $3.5 billion	0.3500%	Next $3.5 billion	0.5500%
Next $5 billion	0.3300%	Next $5 billion	0.5300%
Amount Over $10 billion	0.3200%	Amount Over $10 billion	0.5200%

Current	Proposed

Stock HLS Fund

Average Daily Net Assets	Annual Rate	Average Daily Net Assets	Annual Rate

First $250 million	0.3250%	First $250 million	0.5250%
Next $250 million	0.3000%	Next $250 million	0.5000%
Next $500 million	0.2750%	Next $500 million	0.4750%
Next $4 billion	0.2500%	Next $4 billion	0.4500%
Next $5 billion	0.2475%	Next $5 billion	0.4475%
Amount Over $10 billion	0.2450%	Amount Over $10 billion	0.4450%

4

Current	Proposed

Total Return Bond HLS Fund

Average Daily Net Assets	Annual Rate	Average Daily Net Assets	Annual Rate

First $250 million	0.3250%	First $250 million	0.5250%
Next $250 million	0.3000%	Next $250 million	0.5000%
Next $500 million	0.2750%	Next $500 million	0.4750%
Next $4 billion	0.2500%	Next $4 billion	0.4500%
Next $5 billion	0.2300%	Next $5 billion	0.4300%
Amount Over $10 billion	0.2200%	Amount Over $10 billion	0.4200%

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APPENDIX D

ADDITIONAL INFORMATION ABOUT THE INVESTMENT MANAGER

 AND THE INVESTMENT MANAGEMENT AGREEMENT

The information set forth below regarding the Investment Manager and the Investment Management Agreement should be read in conjunction with Proposal II.

Prior Approvals of the Investment Management Agreement

The Investment Management Agreement was most recently approved by the Board at a Board meeting on August 4-5, 2009 in connection with the annual continuance thereof. The proposed amendments to the Investment Management Agreement, as described in Proposal II and elsewhere herein, were approved by the Board at a Board meeting on November 4-5, 2009.

Management of the Investment Manager

The principal executive officers and directors of the Investment Manager and their principal occupations are set forth below.  The business address of each such person, unless otherwise stated, is 200 Hopmeadow Street, Simsbury, Connecticut 06089.

Name	Position with HLIA	Position with Hartford Series Fund, Inc.	Principal Occupation
Robert Arena	President, Chief Executive Officer and Manager	President and Chief Executive Officer	Executive Vice President of HLIC and Manager of HISC
John C. Walters	Manager	Director

Executive Vice President of The Hartford Financial Services Group, Inc. (1) (“The Hartford”); Chief Executive Officer, President and Director at Hartford Life, Inc. (2) (“HL, Inc.”); and Chief Executive Officer, President, Director and Chairman of the Board of Hartford Life Insurance Company (3) (“HLIC”)

Colleen B. Pernerewski	Chief Compliance Officer	N/A	Assistant Vice President of The Hartford; Chief Compliance Officer of Separate Accounts of HLIC
John N. Giamalis	Senior Vice President and Treasurer	N/A

Senior Vice President and Treasurer of HL Inc., The Hartford, HLIC, Hartford Investor Services Company, LLC (4) (“HISC”) and Treasurer of Hartford Investment Management Company (5) (“Hartford Investment Management”)

Stephen T. Joyce	Senior Vice President	N/A	Executive Vice President of HLIC and Senior Vice President of HISC
Kenneth A. McCullum	Senior Vice President	N/A	Senior Vice President and Actuary of HLIC and Senior Vice President

of HISC
Vernon J. Meyer	Senior Vice President	Vice President	Senior Vice President of HLIC
D. Keith Sloane	Senior Vice President	Vice President	Senior Vice President of HLIC and HISC
Diana Benken	Controller	N/A	Assistant Vice President of HLIC
Thomas D. Jones	Vice President	Vice President and Chief Compliance Officer	Vice President of The Hartford and HLIC
Edward P. Macdonald	Vice President, Chief Legal Officer and Secretary	Vice President, Secretary and Chief Legal Officer	Assistant Vice President of HLIC
Michael J. Fixer	Assistant Vice President and Assistant Treasurer	N/A	Assistant Treasurer and Assistant Vice President of HLIC, The Hartford, HL, Inc. and HISC
Catherine Marshall	Assistant Vice President	N/A	Assistant Vice President of HLIC and HISC
Elizabeth L. Schroeder	Assistant Vice President	N/A	Assistant Vice President of HLIC
Alice Pellegrino	Assistant Vice President	N/A	Assistant Vice President of HLIC and HISC

Advisory Fee Payments

Each of the Hartford HLS Funds paid management fees to HL Advisors as follows:

		Fee Waiver
HLS Fund Name	Gross Fees	2008	Net Paid
Advisers HLS Fund	$23,318,675	—	$23,318,675
Capital Appreciation HLS Fund	$50,234,892	—	$50,234,892
Disciplined Equity HLS Fund	$7,138,953	—	$7,138,953
Dividend and Growth HLS Fund	$26,371,097	—	$26,371,097
Equity Income HLS Fund	$2,226,405	—	$2,226,405
Fundamental Growth HLS Fund	$509,035	—	$509,035
Global Advisers HLS Fund	$1,816,941	—	$1,816,941
Global Equity HLS Fund*	$340,068	$33,484	$306,584
Global Growth HLS Fund	$4,786,841	—	$4,786,841
Global Health HLS Fund	$2,037,311	—	$2,037,311
Growth HLS Fund	$2,615,769	—	$2,615,769
High Yield HLS Fund	$2,848,981	—	$2,848,981
Index HLS Fund	$1,271,037	—	$1,271,037
International Growth HLS Fund	$4,607,076	—	$4,607,076
International Opportunities HLS Fund	$8,744,093	—	$8,744,093
International Small Company HLS Fund	$1,884,061	—	$1,884,061
MidCap HLS Fund	$11,356,720	—	$11,356,720
MidCap Value HLS Fund	$3,856,860	—	$3,856,860
Money Market HLS Fund	$8,886,322	$1,973,954	$6,912,368
Small Company HLS Fund	$6,541,612	—	$6,541,612
Stock HLS Fund	$8,875,368	—	$8,875,368
Total Return Bond HLS Fund	$11,297,220	—	$11,297,220
Value HLS Fund	$2,356,660	—	$2,356,660

* Global Equity HLS Fund did not commence operations until January 31, 2008.

Attachment E

Investment Management Fee Schedules (Current and as Proposed to be Amended)

HLS Fund Name	Current Management Fee	Proposed Management Fee
Advisers HLS Fund	0.40%	0.60%
Capital Appreciation HLS Fund	0.43%	0.63%
Disciplined Equity HLS Fund	0.48%	0.68%
Dividend and Growth HLS Fund	0.44%	0.64%
Equity Income HLS Fund	0.61%	0.81%
Fundamental Growth HLS Fund	0.60%	0.80%
Global Advisers HLS Fund	0.56%	0.76%
Global Equity HLS	0.75%	0.95%
Global Growth HLS Fund	0.51%	0.71%
Global Health HLS Fund	0.64%	0.84%
Growth HLS Fund	0.60%	0.80%
High Yield HLS Fund	0.50%	0.70%
Index HLS Fund	0.10%	0.30%
International Growth HLS Fund	0.60%	0.80%
International Opportunities HLS Fund	0.47%	0.67%
International Small Company HLS Fund	0.64%	0.84%
MidCap HLS Fund	0.46%	0.66%
MidCap Value HLS Fund	0.58%	0.78%
Money Market HLS Fund	0.20%	0.40%
Small Company HLS Fund	0.48%	0.68%
Stock HLS Fund	0.26%	0.46%
Total Return Bond HLS Fund	0.26%	0.46%
Value HLS Fund	0.61%	0.81%